Exhibit 99.1

QUARTERLY FINANCIAL SUPPLEMENT FOR THE PERIOD ENDED SEPTEMBER 30, 2018 SITE

SITE Centers Corp.

SITE Centers Corp. considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company's expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, local conditions such as supply of space or a reduction in demand for real estate in the area; competition from other available space; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant and the impact of any such event on rental income from other tenants at our properties; redevelopment and construction activities may not achieve a desired return on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements or our failure to satisfy conditions to the completion of these arrangements; the termination of any joint venture arrangements or arrangements to manage real property; property damage, expenses related thereto and other business and economic consequences (including the potential loss of rental revenues) resulting from extreme weather conditions in locations where we own properties, and the ability to estimate accurately the amounts thereof; sufficiency and timing of any insurance recovery payments related to damages from extreme weather conditions; any change in strategy; our ability to maintain REIT status; and the finalization of the financial statements for the period ended December 31, 2018. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company's most recent reports on Form 10-K and Form 10-Q. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

SITE Centers Corp.	For additional information:
3300 Enterprise Parkway	Matthew Ostrower, EVP and
Beachwood, OH 44122 216-755-5500	Chief Financial Officer

FOR IMMEDIATE RELEASE:

SITE Centers Reports Fourth Quarter 2018 Operating Results

BEACHWOOD, OHIO, February 20, 2019 /Business Wire/ -- SITE Centers Corp. (NYSE: SITC) today announced operating results for the quarter ended December 31, 2018.

“We successfully repositioned our portfolio, bolstered our balance sheet and began pivoting to growth in 2018,” commented David R. Lukes, president and chief executive officer. “Additionally, we made progress on all three sources of growth in our long-term business plan, including 2.3% same store NOI growth in 2018, redevelopment completions, and $85 million of opportunistic investing, all supported by the $607 million DTP joint venture that brought debt to EBITDA to 5.6x at year-end.”

Results for the Quarter

•

Fourth quarter net income attributable to common shareholders was $172.5 million, or $0.93 per diluted share, as compared to net loss of $226.4 million, or $1.23 per diluted share, in the year ago-period. The year-over-year increase in net income is primarily attributable to a higher gain on sale of real estate and lower impairment charges partially offset by the dilutive impact of the spin-off of Retail Value Inc.(“RVI”)

•

Fourth quarter operating funds from operations attributable to common shareholders (“Operating FFO” or “OFFO”) was $58.0 million, or $0.31 per diluted share, compared to $103.8 million, or $0.56 per diluted share, in the year ago-period. The year-over-year decrease in OFFO is primarily attributable to the dilutive impact of the spin-off transaction partially offset by lower interest expense.

Significant Fourth Quarter Activity

•

Formed the 10-asset Dividend Trust Portfolio joint venture valued at $607 million and sold an 80% interest to Chinese institutional investors. Proceeds were primarily used to repay $250 million in unsecured notes, $150 million of the $200 million unsecured term loan and $95 million in mortgage debt.

•	Acquired three shopping centers for $35.1 million from unconsolidated joint ventures.
•

Repurchased 3.1 million shares for $36.3 million in December 2018 under the Company’s $100 million share repurchase program.  Subsequent to year end, repurchased an additional 1.2 million shares for $14.1 million. The 4.3 million shares were repurchased at a weighted average price of $11.74.

•

Sold 15 shopping centers and land parcels for an aggregate sales price of $733.3 million, totaling $530.3 million at SITE’s share, including $7.0 million from the repayment of the Company’s preferred equity investment in its two joint ventures with Blackstone.

•	Completed and opened the majority of the $27 million redevelopment of West Bay Plaza (Phase I) with the remaining tenants set to open in the first half of 2019, ahead of prior expectations.

Significant Full Year Activity

•

Sold 58 shopping centers and land parcels for an aggregate sales price of $1.8 billion, or $984.2 million at SITE’s share, including $75.1 million from the repayment of the Company’s preferred equity investment in its two joint ventures with Blackstone.

•

On July 1, 2018, completed the previously announced spin-off of RVI, an independent company listed on the New York Stock Exchange under the ticker symbol RVI.  RVI owned a portfolio of 48 assets that included 36 continental U.S. assets and all 12 of SITE’s previously owned Puerto Rico assets at the time of the spin-off.  SITE has retained a preferred stock investment of $190 million in RVI and will continue to manage the RVI assets.

Key Quarterly Operating Results

•	Reported 2.1% same store net operating income growth on a pro rata basis for the quarter and 2.3% growth for the year ended December 31, 2018 as compared to guidance of at least 2.0%.
•

Generated new leasing spreads of 14.0% and renewal leasing spreads of 5.3%, both on a pro rata basis for the quarter, and new leasing spreads of 20.9% and renewal leasing spreads of 6.7%, both on a pro rata basis for the trailing twelve-month period.

•

Reported a leased rate of 92.7% at December 31, 2018 and September 30, 2018 on a pro rata basis, compared to 93.5% at December 31, 2017.  The 80 basis point decline year-over-year primarily is related to the bankruptcies of Toys “R” Us and Mattress Firm.

•	Annualized base rent per occupied square foot on a pro rata basis was $17.86 at December 31, 2018, compared to $17.20 at December 31, 2017.

Guidance

There has been no change in the Company’s net income attributable to common shareholders or Operating FFO per share guidance since November 29, 2018. The Company continues to estimate net income attributable to common shareholders and Operating FFO for 2019 to be from $0.24 to $0.29 per diluted share and from $1.13 to $1.18 per diluted share, respectively.  Disposition fees from RVI are excluded from guidance.

Reconciliations of Net Income Attributable to Common Shareholders to FFO and Operating FFO estimates:

FY2019E Per Share – Diluted
Net income attributable to common shareholders	$0.24 – $0.29
Depreciation and amortization of real estate	0.77 – 0.79
Equity in net (income) of JVs	(0.04) – (0.05)
JVs' FFO	0.14 – 0.16
FFO (NAREIT) and Operating FFO	$1.13 – $1.18

Other key assumptions for 2019 guidance include:

	FY2019E (original)	FY2019E (revised)
SSNOI	1% - 2%	1% - 2%
RVI fee income	$24 - $26 million	$23 - $25 million
Joint Venture fee income	$17 - $21 million	$20 - $24 million
Interest income	$14 - $17 million	$14 - $17 million
General & administrative expenses	$63 million	$62 million

About SITE Centers Corp.

SITE Centers is an owner and manager of open-air shopping centers that provide a highly-compelling shopping experience and merchandise mix for retail partners and consumers. The Company is a self-administered and self-managed REIT operating as a fully integrated real estate company, and is publicly traded on the New York Stock Exchange under the ticker symbol SITC. Additional information about the Company is available at https://www.sitecenters.com.  To be included in the Company’s e-mail distributions for press releases and other investor news, please click here.

Conference Call and Supplemental Information

The Company will hold its quarterly conference call today at 5:00 p.m. Eastern Time. To participate with access to the slide presentation, please visit the Investor Relations portion of SITE's website, ir.sitecenters.com, or for audio only, dial 888-317-6003 (U.S.), 866-284-3684 (Canada) or 412-317-6061 (international) using pass code 6731703 at least ten minutes prior to the scheduled start of the call. A replay of the conference call will also be available at ir.sitecenters.com for one year after the call. A copy of the Company’s Supplemental package is available on the Company’s website.

Non-GAAP Measures

Funds from Operations (“FFO”) is a supplemental non-GAAP financial measure used as a standard in the real estate industry and is a widely accepted measure of real estate investment trust (“REIT”) performance. Management believes that both FFO and Operating FFO provide additional indicators of the financial performance of a REIT. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group.

FFO is generally defined and calculated by the Company as net income (loss) (computed in accordance with GAAP), adjusted to exclude (i) preferred share dividends, (ii) gains and losses from disposition of depreciable real estate property and related investments, which are presented net of taxes, (iii) impairment charges on depreciable real estate property and related investments and (iv) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income (loss) from joint ventures and equity income (loss) from non-controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis. The Company’s calculation of FFO is consistent with the definition of FFO provided by the National Association of Investment Trusts (“NAREIT”). The Company calculates Operating FFO by excluding certain non-operating charges, income and gains. Operating FFO is useful to investors as the Company removes non-comparable charges, income and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio. Other real estate companies may calculate FFO and Operating FFO in a different manner.

In December 2018, NAREIT issued NAREIT Funds From Operations White Paper - 2018 Restatement (“2018 FFO White Paper”).  The purpose of the 2018 FFO White Paper was not to change the fundamental definition of FFO but clarify existing guidance and consolidate into a single document, alerts and policy bulletins issued by NAREIT since the last FFO white paper was issued in 2002. The 2018 FFO White Paper is effective starting with first quarter 2019 reporting. Although early adoption for the year ended 2018 is permitted, the Company plans to adopt any changes in its calculation in 2019 on a retrospective basis. The Company is evaluating the clarifications in the 2018 FFO White Paper. The potential changes to the Company’s calculation of FFO relate to the exclusion of gains or losses on the sale of land as well as related impairments, gains or losses from changes in control and the reserve adjustment of preferred equity interests.

In calculating the expected range for or amount of net (loss) income attributable to common shareholders to estimate projected FFO and Operating FFO for future periods, the Company does not include a projection of gain and losses from the disposition of real estate property, potential impairments and reserves of real estate property and related investments, hurricane-related activity, certain transaction costs or certain fee income.  Other real estate companies may calculate expected FFO and Operating FFO in a different manner.

The Company also uses net operating income (“NOI”), a non-GAAP financial measure, as a supplemental performance measure. NOI is calculated as property revenues less property-related expenses. The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and, when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis.

The Company presents NOI information herein on a same store basis or “SSNOI.” The Company defines SSNOI as property revenues less property-related expenses, which exclude straight-line rental income and expenses, lease termination income, management fee expense, fair market value of leases and expense recovery adjustments. SSNOI also excludes activity associated with development and major redevelopment and includes assets owned in comparable periods (15 months for quarter comparisons).   SSNOI excludes all non-property and corporate level revenue and expenses. Other real estate companies may calculate NOI and SSNOI in a different manner. The Company believes SSNOI provides investors with additional information regarding the operating performances of comparable assets because it excludes certain non-cash and non-comparable items as noted above.

FFO, Operating FFO, NOI and SSNOI do not represent cash generated from operating activities in accordance with GAAP, are not necessarily indicative of cash available to fund cash needs and should not be considered as alternatives to net income computed in accordance with GAAP as indicators of the Company’s operating performance or as alternatives to cash flow as a measure of liquidity. Reconciliations of these non-GAAP measures to their most directly comparable GAAP measures are included in this release and the accompanying financial supplement.  Reconciliation of 2019 SSNOI projected growth target to the most directly comparable GAAP financial measure is not provided because the Company is unable to provide such reconciliation without unreasonable effort.

Safe Harbor

SITE Centers Corp. considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company's expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, local conditions such as supply of space or a reduction in demand for real estate in the area; competition from other available space; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant and the impact of any such event on rental income from other tenants and our properties; redevelopment and construction activities may not achieve a desired return on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements or our failure to satisfy conditions to the completion of these arrangements; the termination of any joint venture arrangements or arrangements to manage real property; property damage, expenses related thereto and other business and economic consequences (including the potential loss of rental revenues) resulting from extreme weather conditions in locations where we own properties, and the ability to estimate accurately the amounts thereof; sufficiency and timing of any insurance recovery payments related to damages from extreme weather conditions; any change in strategy; our ability to maintain REIT status; and the finalization of the financial statements for the period ended December 31, 2018. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company's most recent reports on Form 10-K for the year ended December 31, 2017 and subsequent reports on Form 10-Q. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

SITE Centers Corp.

Income Statement:  Consolidated Interests

	$ in thousands, except per share
		4Q18	4Q17	12M18	12M17
	Revenues (1):
	Minimum rents (2)	$87,977	$147,140	$468,701	$632,917
	Percentage rent	1,323	2,556	5,184	7,094
	Recoveries	29,474	47,465	163,337	211,942
	Other property revenues (3)	2,715	3,771	17,638	27,494
	Business interruption income	0	8,500	6,884	8,500
		121,489	209,432	661,744	887,947
	Expenses (4):
	Operating and maintenance	18,759	31,296	104,232	135,141
	Real estate taxes	20,048	29,911	103,760	128,602
		38,807	61,207	207,992	263,743

	Net operating income	82,682	148,225	453,752	624,204

	Other income (expense):
	Fee income (5)	15,087	8,124	45,511	33,641
	Interest income	5,025	5,999	20,437	28,364
	Interest expense	(25,390)	(41,616)	(141,305)	(188,647)
	Depreciation and amortization	(45,587)	(79,834)	(242,102)	(346,204)
	General and administrative (6)	(16,286)	(16,529)	(61,639)	(77,028)
	Other income (expense), net (7)	(11,579)	(2,705)	(110,895)	(68,003)
	Impairment charges	(930)	(280,127)	(69,324)	(340,480)
	Hurricane property and impairment loss (8)	0	159	(817)	(5,930)
	Income (loss) before earnings from JVs and other	3,022	(258,304)	(106,382)	(340,083)

	Equity in net (loss) income of JVs	(322)	6,408	9,365	8,837
	Reserve of preferred equity interests	(6,885)	(377)	(11,422)	(61,000)
	Gain on change in control	0	368	0	368
	Valuation allowance of prepaid tax asset	0	(2,017)	0	(10,794)
	Tax expense	(251)	(438)	(862)	(1,624)
	Gain on disposition of real estate, net	185,763	34,147	225,406	161,164
	Net income (loss)	181,327	(220,213)	116,105	(243,132)
	Non-controlling interests	(480)	2,175	(1,671)	1,447
	Net income (loss) SITE Centers	180,847	(218,038)	114,434	(241,685)
	Preferred dividends	(8,383)	(8,383)	(33,531)	(28,759)
	Net income (loss) Common Shareholders	$172,464	($226,421)	$80,903	($270,444)

	Weighted average shares – Basic – EPS (9)	184,266	184,160	184,528	183,681
	Assumed conversion of diluted securities	146	0	7	0
	Weighted average shares – Basic & Diluted – EPS (9)	184,412	184,160	184,535	183,681

	Earnings per common share – Basic (9)	$0.94	($1.23)	$0.43	$(1.48)
	Earnings per common share – Diluted (9)	$0.93	($1.23)	$0.43	$(1.48)

	Revenue items:
(1)	Lost revenue related to hurricane	($135)	($9,249)	($6,705)	($11,806)
(2)	Ground lease revenue	5,198	10,313	30,073	42,626
(3)	Lease termination fees	459	317	3,775	10,505

(4)	Operating expenses:
	Bad debt expense	(302)	(638)	(334)	(3,229)

(5)	Fee Income:
	JV and other fees	6,854	8,124	28,425	33,641
	RVI fees	6,896	0	14,127	0
	RVI disposition fees	1,337	0	2,959	0

(6)	General and administrative expenses:
	Separation charges	0	(1,320)	(4,641)	(17,872)
	Internal leasing expenses	(1,483)	(1,252)	(5,243)	(5,292)
	Construction administrative costs (capitalized)	1,999	1,462	5,681	7,361

SITE Centers Corp.

Income Statement:  Consolidated Interests

	$ in thousands
		4Q18	4Q17	12M18	12M17
(7)	Other income (expense), net
	Transaction and other expense, net	(1,792)	(2,699)	(42,675)	(1,555)
	Debt extinguishment costs, net	(9,787)	(6)	(68,220)	(66,448)

(8)	Hurricane property and impairment loss
	Impairment charge (property damage deductible)	0	0	0	(5,100)
	Clean up costs and other expenses	0	159	(817)	(830)
		0	159	(817)	(5,930)

(9)	Prior periods presented have been adjusted to reflect the Company's one-for-two reverse stock split.

SITE Centers Corp.

Reconciliation:  Net Income (Loss) to FFO and Operating FFO

and Other Financial Information

	$ in thousands, except per share
		4Q18	4Q17	12M18	12M17
	Net income (loss) attributable to Common Shareholders	$172,464	($226,421)	$80,903	($270,444)
	Depreciation and amortization of real estate	44,154	78,209	236,151	336,346
	Equity in net loss (income) of JVs	322	(6,408)	(9,365)	(8,837)
	JVs' FFO	7,134	8,257	28,005	29,319
	Non-controlling interests	28	76	615	303
	Impairment of depreciable real estate (1)	0	275,890	68,394	330,493
	Gain on disposition of depreciable real estate, net	(185,780)	(34,457)	(224,589)	(160,357)
	FFO attributable to Common Shareholders	$38,322	$95,146	$180,114	$256,823
	RVI disposition fees	(1,337)	0	(2,959)	0
	Reserve of preferred equity interests	6,885	377	11,422	61,000
	Hurricane property loss, net (2)	135	576	639	4,192
	Impairment charges – non-depreciable assets	930	1,803	930	12,653
	Separation charges	0	1,320	4,641	17,872
	Debt extinguishment, transaction, other, net	12,759	2,330	112,096	69,112
	Joint ventures - debt extinguishment, transaction, other	106	(52)	996	726
	Valuation allowance of Puerto Rico prepaid tax asset	0	2,017	0	10,794
	Loss (gain) on disposition of non-depreciable real estate, net	229	310	(605)	(807)
	Total non-operating items, net	19,707	8,681	127,160	175,542
	Operating FFO attributable to Common Shareholders	$58,029	$103,827	$307,274	$432,365

	Weighted average shares & units – Basic: FFO & OFFO (3)	184,413	184,397	184,684	183,929
	Assumed conversion of dilutive securities (3)	5	9	7	23
	Weighted average shares & units – Diluted: FFO & OFFO (3)	184,418	184,406	184,691	183,952

	FFO per share – Basic & Diluted (3)	$0.21	$0.52	$0.98	$1.40
	Operating FFO per share – Basic & Diluted (3)	$0.31	$0.56	$1.66	$2.35
	Common stock dividends declared, per share (3)	$0.20	$0.38	$1.16	$1.52

	Capital expenditures (SITE Centers share):
	Development and redevelopment costs	8,551	8,460	53,611	40,985
	Maintenance capital expenditures (4)	7,051	4,491	14,797	14,356
	Tenant allowances and landlord work	9,274	11,393	34,371	53,472
	Leasing commissions	807	1,017	3,508	3,617

(1)	Impairment charges:
	Hurricane impairment charge (property damage deductible)	0	0	0	5,100
	Impairment charge on RVI portfolio held for sale (pre-spin)	0	0	14,110	0
	Impairment charge on shopping centers marketed for sale	0	275,890	54,284	325,393
		0	275,890	68,394	330,493

(2)	Hurricane property (income) loss, net (SITE Centers Share):
	Lost tenant revenue	135	9,288	6,705	11,859
	Business interruption income	0	(8,500)	(6,884)	(8,500)
	Clean up costs and other expenses, net	0	(212)	818	833
		135	576	639	4,192

(3)	Prior periods presented have been adjusted to reflect the Company's one-for-two reverse stock split.

(4)	LED lighting program	4,484	38	4,671	713

SITE Centers Corp.

Certain Non-Cash Items (SITE share)

$ in thousands
	4Q18	4Q17	12M18	12M17
Straight-line rent, net	$276	($121)	$385	($328)
Amortization of (above)/below-market rent, net	1,215	1,553	2,853	12,156
Straight-line ground rent (expense) income	(657)	(51)	(770)	112
Debt fair value and loan cost amortization	(1,119)	(1,654)	(7,526)	(4,875)
Capitalized interest expense	212	474	1,148	1,879
Stock compensation expense	(1,752)	(1,537)	(6,273)	(6,590)
Non-real estate depreciation expense	(1,385)	(1,581)	(5,775)	(9,624)
Non-cash interest income	0	0	0	1,283

SITE Centers Corp.

Balance Sheet:  Consolidated Interests

	$ in thousands
		At Period End
		4Q18	4Q17
	Assets:
	Land	$873,548	$1,738,792
	Buildings	3,251,030	5,733,451
	Fixtures and tenant improvements	448,371	693,280
		4,572,949	8,165,523
	Depreciation	(1,172,357)	(1,953,479)
		3,400,592	6,212,044
	Construction in progress and land	54,917	82,480
	Real estate, net	3,455,509	6,294,524

	Investments in and advances to JVs	139,732	106,037
	Investment in and advances to affiliate (1)	223,985	0
	Receivable – preferred equity interests, net	189,891	277,776
	Cash	11,087	92,611
	Restricted cash	2,563	2,113
	Notes receivable, net	19,675	19,675
	Receivables, net (2)	67,335	108,695
	Property insurance receivable	0	58,583
	Intangible assets, net	77,419	182,407
	Other assets, net	19,135	27,652
	Total Assets	4,206,331	7,170,073

	Liabilities and Equity:
	Revolving credit facilities	100,000	0
	Unsecured debt	1,646,007	2,810,100
	Unsecured term loan	49,655	398,130
	Secured debt	88,743	641,082
		1,884,405	3,849,312
	Dividends payable	45,262	78,549
	Other liabilities (3)	203,662	344,774
	Total Liabilities	2,133,329	4,272,635

	Preferred shares	525,000	525,000
	Common shares	18,471	18,426
	Paid-in capital	5,544,220	5,531,249
	Distributions in excess of net income	(3,980,151)	(3,183,134)
	Deferred compensation	8,193	8,777
	Other comprehensive income	(1,381)	(1,106)
	Common shares in treasury at cost	(44,278)	(8,280)
	Non-controlling interests	2,928	6,506
	Total Equity	2,073,002	2,897,438

	Total Liabilities and Equity	$4,206,331	$7,170,073

(1)	Preferred investment in RVI	$190,000	$0
	Receivable from RVI	33,985	0
		223,985	0

(2)	Straight-line rents receivable, net	31,098	59,439

(3)	Below-market leases, net	50,332	127,513

SITE Centers Corp.

Reconciliation of Net Income (Loss) Attributable to SITE to Same Store NOI (1)

$ in thousands
			At SITE Centers Share (Non-GAAP)
	4Q18	4Q17	4Q18	4Q17
GAAP Reconciliation:
Net income (loss) attributable to SITE Centers	$180,847	($218,038)	$180,847	($218,038)
Fee income	(15,087)	(8,124)	(15,087)	(8,124)
Interest income	(5,025)	(5,999)	(5,025)	(5,999)
Interest expense	25,390	41,616	25,390	41,616
Depreciation and amortization	45,587	79,834	45,587	79,834
General and administrative	16,286	16,529	16,286	16,529
Other expense, net	11,579	2,705	11,579	2,705
Impairment charges	930	280,127	930	280,127
Hurricane property and impairment loss	0	(159)	0	(159)
Equity in net loss (income) of joint ventures	322	(6,408)	322	(6,408)
Reserve of preferred equity interests	6,885	377	6,885	377
Gain on change in control	0	(368)	0	(368)
Valuation allowance of prepaid tax asset	0	2,017	0	2,017
Tax expense	251	438	251	438
Gain on disposition of real estate	(185,763)	(34,147)	(185,763)	(34,147)
Income (loss) from non-controlling interests	480	(2,175)	480	(2,175)
Consolidated NOI	82,682	148,225	82,682	148,225
SITE Centers' consolidated JV	0	0	(435)	(381)
Consolidated NOI, net of non-controlling interests	82,682	148,225	82,247	147,844

Net (loss) income from unconsolidated joint ventures	(58,751)	71,955	(6,797)	6,041
Interest expense	23,997	23,920	3,985	3,723
Depreciation and amortization	34,541	42,361	5,189	5,318
Impairment charges	72,732	7,930	9,719	397
Preferred share expense	5,801	7,577	290	379
Other expense, net	5,394	3,782	968	763
Gain on disposition of real estate, net	(10,829)	(71,042)	(1,111)	(3,654)
Unconsolidated NOI	72,885	86,483	12,243	12,967

Total Consolidated + Unconsolidated NOI	155,567	234,708	94,490	160,811
Less: Non-Same Store NOI adjustments	(7,038)	(88,329)	(11,113)	(79,143)
Total SSNOI	$148,529	$146,379	$83,377	$81,668

SSNOI % Change	1.5%		2.1%

(1) Excludes major redevelopment activity.

SITE Centers Corp.

Reconciliation of Net Income (Loss) Attributable to SITE to Same Store NOI (1)

$ in thousands
			At SITE Centers Share (Non-GAAP)
	12M18	12M17	12M18	12M17
GAAP Reconciliation:
Net income (loss) attributable to SITE Centers	$114,434	($241,685)	$114,434	($241,685)
Fee income	(45,511)	(33,641)	(45,511)	(33,641)
Interest income	(20,437)	(28,364)	(20,437)	(28,364)
Interest expense	141,305	188,647	141,305	188,647
Depreciation and amortization	242,102	346,204	242,102	346,204
General and administrative	61,639	77,028	61,639	77,028
Other expense, net	110,895	68,003	110,895	68,003
Impairment charges	69,324	340,480	69,324	340,480
Hurricane property loss	817	5,930	817	5,930
Equity in net (income) loss of joint ventures	(9,365)	(8,837)	(9,365)	(8,837)
Reserve of preferred equity interests	11,422	61,000	11,422	61,000
Gain on change in control	0	(368)	0	(368)
Valuation allowance of prepaid tax asset	0	10,794	0	10,794
Tax expense	862	1,624	862	1,624
Gain on disposition of real estate	(225,406)	(161,164)	(225,406)	(161,164)
Income (loss) from non-controlling interests	1,671	(1,447)	1,671	(1,447)
Consolidated NOI	453,752	624,204	453,752	624,204
SITE Centers' consolidated JV	0		(1,620)	(1,568)
Consolidated NOI, net of non-controlling interests	453,752	624,204	452,132	622,636

Net (loss) income from unconsolidated joint ventures	(73,582)	21,956	(2,551)	3,374
Interest expense	96,312	107,330	15,229	16,887
Depreciation and amortization	145,849	180,337	20,093	22,131
Impairment charges	177,522	90,597	23,747	8,481
Preferred share expense	24,875	32,251	1,244	1,613
Other expense, net	24,891	25,986	4,263	4,340
Gain on disposition of real estate, net	(93,753)	(101,806)	(13,749)	(5,178)
Unconsolidated NOI	302,114	356,651	48,276	51,648

Total Consolidated + Unconsolidated NOI	755,866	980,855	500,408	674,284
Less: Non-Same Store NOI adjustments	(175,328)	(407,251)	(174,210)	(355,299)
Total SSNOI	$580,538	$573,604	$326,198	$318,985

SSNOI % Change	1.2%		2.3%

(1) Excludes major redevelopment activity.

SITE Centers Corp.

Portfolio Summary

GLA in thousands
	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Shopping Center Count
Operating Centers - 100%	177	182	193	208	223
Wholly Owned	70	78	78	82	86
JV Portfolio	107	104	115	126	137

Gross Leasable Area (GLA)
Owned and Ground Lease - Pro Rata Share	23,942	26,632	26,763	27,529	28,643
Wholly Owned	19,616	22,867	22,884	23,535	24,476
JV Portfolio - Pro Rata Share	4,326	3,765	3,879	3,994	4,167
Unowned - 100%	16,311	16,578	17,973	19,847	20,994

Quarterly Operational Overview
Pro Rata Share
Base Rent PSF	$17.86	$17.47	$17.36	$17.16	$17.20
Base Rent PSF < 10K	$27.58	$27.23	$27.31	$26.68	$26.86
Base Rent PSF > 10K	$15.10	$14.74	$14.68	$14.54	$14.51
Commenced Rate	90.1%	90.6%	91.0%	91.3%	91.4%
Leased Rate	92.7%	92.7%	93.1%	93.6%	93.5%
Leased Rate < 10K SF	89.1%	90.3%	90.2%	89.7%	89.7%
Leased Rate > 10K SF	93.8%	93.4%	94.0%	94.7%	94.7%

Wholly Owned SITE
Base Rent PSF	$18.41	$17.83	$17.72	$17.52	$17.41
Leased Rate	92.6%	92.6%	93.2%	93.6%	93.5%
Leased Rate < 10K SF	89.5%	91.0%	91.2%	90.7%	90.3%
Leased Rate > 10K SF	93.5%	93.0%	93.7%	94.5%	94.4%

Joint Venture at Pro Rata Share
Base Rent PSF	$15.46	$15.29	$15.23	$15.02	$14.93
Leased Rate	93.4%	93.0%	92.8%	93.3%	93.6%
Leased Rate < 10K SF	87.6%	86.5%	85.3%	85.4%	86.3%
Leased Rate > 10K SF	95.4%	95.4%	95.6%	96.2%	96.4%

Operational Statistics
% of Aggregate Property NOI - Wholly Owned	86.0%	87.7%	87.3%	87.0%	86.4%
% of Aggregate Property NOI - Joint Venture – Pro Rata Share	14.0%	12.3%	12.7%	13.0%	13.6%

SITE SS NOI at share	2.1%	2.2%	1.4%	2.6%	0.8%

TTM Total Leasing - at pro rata share (GLA in 000's)	3,808	3,942	3,501	3,289	3,648
TTM Blended New and Renewal Rent Spreads - at pro rata share	8.2%	8.7%	8.4%	8.9%	8.4%

Note: Prior periods have been adjusted to only reflect SITE property and tenant statistics; RVI information for all periods prior to 7/1/18 has been removed.

SITE Centers Corp.

Capital Structure

$, shares and units in thousands, except per share
	December 31, 2018	December 31, 2017	December 31, 2016
Capital Structure
Market Value Per Share	$11.07	$17.92	$30.54

Common Shares Outstanding	181,657	184,237	183,132
Operating Partnership Units	141	186	199
Total Outstanding Common Shares	181,798	184,423	183,331

Common Shares Equity	$2,012,502	$3,304,857	$5,598,939

Perpetual Preferred Stock - Class J	200,000	200,000	200,000
Perpetual Preferred Stock - Class K	150,000	150,000	150,000
Perpetual Preferred Stock - Class A	175,000	175,000	0
Total Perpetual Preferred Stock	$525,000	$525,000	$350,000

Unsecured Credit Facilities	100,000	0	0
Unsecured Term Loan	50,000	400,000	400,000
Unsecured Notes Payable	1,655,687	2,827,052	2,927,185
Mortgage Debt (includes JVs at SITE share)	440,405	988,740	1,382,483
Total Debt (includes JVs at SITE share)	2,246,092	4,215,792	4,709,668
Less: Cash (including restricted cash)	13,650	94,724	39,225
Net Debt	$2,232,442	$4,121,068	$4,670,443

Total Market Capitalization	$4,769,944	$7,950,925	$10,619,382

Leverage / Public Debt Covenants
Consolidated Net Effective Debt	1,870,363	3,763,739	4,457,227
Consolidated Adjusted EBITDA - annualized	378,488	622,576	683,852
Consolidated Net Debt / Adjusted EBITDA (1)	4.9X	6.0X	6.5X

Pro-Rata Net Effective Debt	2,218,568	4,102,455	4,863,392
Pro-Rata Adjusted EBITDA - annualized	395,324	637,736	705,480
Pro-Rata Net Debt / Adjusted EBITDA (1)	5.6X	6.4X	6.9X

Outstanding Debt & Obligations	1,909,399	3,884,947	4,533,536
Undepreciated Real Estate Assets	5,181,474	8,631,815	9,698,190
Total Debt to Real Estate Assets Ratio	37%	45%	47%
Covenant	65%	65%	65%

Secured Debt & Obligations	87,467	640,553	1,183,277
Total Assets	5,372,921	9,115,651	10,188,963
Secured Debt to Assets Ratio	2%	7%	12%
Covenant	40%	40%	40%

Unencumbered Real Estate Assets	4,439,863	6,973,787	7,066,505
Unsecured Debt & Obligations	1,821,932	3,244,394	3,350,259
Unencumbered Assets to Unsecured Debt	244%	215%	211%
Covenant	135%	135%	135%

Net Income Available for Debt Service	370,272	560,295	692,499
Maximum Annual Service Charge	149,201	217,754	257,057
Fixed Charge Coverage Ratio	2.5X	2.6X	2.7X
Covenant	1.5X	1.5X	1.5X
Net Income Available for Debt Service Excluding Other Expenses (2)	453,329	623,575	692,982
Fixed Charge Coverage Ratio Excluding Other Expenses (2)	3.0X	2.9X	2.7X

Credit Ratings (Outlook)
Moody's	Baa3 (Stable)	Baa3 (Stable)	Baa2 (Stable)
S&P	BBB- (Stable)	BBB- (Stable)	BBB- (Stable)
Fitch	BBB (Stable)	BBB- (Positive)	BBB- (Stable)

(1) Excludes Perpetual Preferred Stock. See definition in the Non-GAAP Measures section.
(2) Other Expenses include Debt Extinguishment Costs and RVI transaction costs.

SITE Centers Corp.

Same Store Metrics (1)

$ in thousands

	Same Store at 100%			Same Store at SITE Share
SITE at share	4Q18	4Q17	Change	4Q18	4Q17	Change

Leased Rate	93.6%	93.5%	0.1%	93.6%	93.3%	0.3%
Commenced Rate	91.5%	92.0%	(0.5%)	91.7%	91.6%	0.1%

Revenues:
Base Rents	$155,132	$153,463	1.1%	$87,268	$85,645	1.9%
Recoveries	50,525	48,291	4.6%	29,921	28,082	6.5%
Other	2,265	2,443	-7.3%	1,256	1,348	-6.8%
	207,922	204,197	1.8%	118,445	115,075	2.9%
Expenses:
Operating	(26,055)	(25,450)	2.4%	(14,408)	(14,091)	2.2%
Real Estate Taxes	(32,862)	(31,603)	4.0%	(20,376)	(18,846)	8.1%
Bad Debt Expense	(476)	(765)	(37.8%)	(284)	(470)	NM
	(59,393)	(57,818)	2.7%	(35,068)	(33,407)	5.0%
Total SSNOI	$148,529	$146,379	1.5%	$83,377	$81,668	2.1%

Non-Same Store NOI (2)	7,038	88,329		11,113	79,143
Total Consolidated + Unconsolidated NOI	$155,567	$234,708		$94,490	$160,811

SSNOI Operating Margin	71.4%	71.7%		70.4%	71.0%
SSNOI Recovery Rate	85.8%	84.6%		86.0%	85.3%

$ in thousands

	YTD Same Store at 100%			YTD Same Store at SITE Share
YTD SITE at share	12M18	12M17	Change	12M18	12M17	Change

Leased Rate	93.6%	93.5%	0.1%	93.6%	93.3%	0.3%
Commenced Rate	91.5%	92.0%	(0.5%)	91.7%	91.6%	0.1%

Revenues:
Base Rents	$609,417	$602,881	1.1%	$341,852	$335,450	1.9%
Recoveries	200,558	195,788	2.4%	117,073	113,493	3.2%
Other	8,408	8,460	-0.6%	4,685	4,829	-3.0%
	818,383	807,129	1.4%	463,610	453,772	2.2%
Expenses:
Operating	(105,122)	(103,234)	1.8%	(57,910)	(57,437)	0.8%
Real Estate Taxes	(130,731)	(128,569)	1.7%	(78,524)	(76,415)	2.8%
Bad Debt Expense	(1,992)	(1,722)	15.7%	(978)	(935)	4.6%
	(237,845)	(233,525)	1.8%	(137,412)	(134,787)	1.9%
Total SSNOI	$580,538	$573,604	1.2%	$326,198	$318,985	2.3%

Non-Same Store NOI (2)	175,328	407,251		174,210	355,299
Total Consolidated + Unconsolidated NOI	$755,866	$980,855		$500,408	$674,284

SSNOI Operating Margin	70.9%	71.1%		70.4%	70.3%
SSNOI Recovery Rate	85.0%	84.5%		85.8%	84.8%

(1) See calculation definition in the Non-GAAP Measures section.
(2) See Investments section for detail on major redevelopment activity. Represents 11.8% of 4Q18 and 34.8% of 12M18 total NOI at SITE share.

SITE Centers Corp.

Leasing Summary

At pro rata share except for count

Leasing Activity
	Comparable Pool						Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread	Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
4Q18	22	55,466	$17.61	$15.45	14.0%	9.4	57	277,645	$18.62	9.5
3Q18	28	46,364	$27.39	$22.72	20.6%	7.6	63	272,199	$24.65	13.5
2Q18	26	108,903	$17.14	$13.74	24.7%	6.8	58	321,448	$18.23	9.2
1Q18	33	57,075	$24.73	$20.40	21.2%	7.7	57	172,133	$19.32	8.7
	109	267,808	$20.63	$17.07	20.9%	7.7	235	1,043,425	$20.19	10.6

Renewals
4Q18	86	392,009	$16.02	$15.22	5.3%	5.1	86	392,009	$16.02	5.1
3Q18	164	1,080,853	$16.86	$15.58	8.2%	6.1	164	1,080,853	$16.86	6.1
2Q18	155	833,334	$15.58	$14.74	5.7%	5.2	155	833,334	$15.58	5.2
1Q18	127	458,232	$15.87	$14.92	6.4%	5.2	127	458,232	$15.87	5.2
	532	2,764,428	$16.19	$15.17	6.7%	5.5	532	2,764,428	$16.19	5.5

New + Renewals
4Q18	108	447,475	$16.22	$15.25	6.4%	5.7	143	669,654	$17.10	7.1
3Q18	192	1,127,217	$17.29	$15.87	8.9%	6.2	227	1,353,052	$18.43	8.1
2Q18	181	942,237	$15.76	$14.62	7.8%	5.4	213	1,154,782	$16.32	6.4
1Q18	160	515,307	$16.85	$15.52	8.6%	5.6	184	630,365	$16.81	6.3
	641	3,032,236	$16.58	$15.33	8.2%	5.8	767	3,807,853	$17.29	7.1

Net Effective Rents
		Avg	Capex PSF				NER	Wtd Avg	% of GLA
	GLA	Rent PSF	TA	LL Work	LC	Total	PSF	Term (Years)	>10K SF	<10K SF
New Leases (1)
4Q18	120,266	$22.49	$3.65	$3.61	$0.63	$7.89	$14.60	8.8	66%	34%
3Q18	143,178	$21.58	$3.76	$2.31	$0.54	$6.61	$14.97	8.3	48%	52%
2Q18	281,551	$19.02	$1.26	$6.99	$0.47	$8.72	$10.30	8.7	70%	30%
1Q18	165,091	$20.39	$1.59	$3.30	$0.57	$5.46	$14.93	8.6	67%	33%
	710,086	$20.44	$2.24	$4.64	$0.54	$7.42	$13.02	8.6	64%	36%

Renewals
4Q18	392,009	$16.30	$0.04	$0.00	$0.00	$0.04	$16.26	5.1	84%	16%
3Q18	1,080,853	$17.19	$0.76	$0.01	$0.00	$0.77	$16.42	6.1	84%	16%
2Q18	833,334	$15.78	$0.08	$0.00	$0.00	$0.08	$15.70	5.2	80%	20%
1Q18	458,232	$16.03	$0.04	$0.00	$0.00	$0.04	$15.99	5.2	73%	27%
	2,764,428	$16.44	$0.36	$0.00	$0.00	$0.36	$16.08	5.5	81%	19%

New + Renewals
4Q18	512,275	$17.75	$1.26	$1.22	$0.22	$2.70	$15.05	6.2	80%	20%
3Q18	1,224,031	$17.70	$1.21	$0.36	$0.08	$1.65	$16.05	6.4	80%	20%
2Q18	1,114,885	$16.60	$0.50	$2.48	$0.17	$3.15	$13.45	6.2	78%	22%
1Q18	623,323	$17.19	$0.60	$1.20	$0.21	$2.01	$15.18	6.3	72%	28%
	3,474,514	$17.26	$0.88	$1.31	$0.15	$2.34	$14.92	6.3	78%	22%

(1) New Leases exclude development and redevelopment activity.

SITE Centers Corp.

Top 50 Tenants

$ and GLA in thousands
		Number of Units			Base Rent			Owned GLA			Credit Ratings
	Tenant	WO	JV	Total	Pro Rata	% of Total	At 100%	Pro Rata	% of Total	At 100%	(S&P/Moody's/Fitch)
1	TJX Companies (1)	41	33	74	$19,577	5.4%	$27,826	1,462	6.1%	2,249	A+/A2/NR
2	Bed Bath & Beyond (2)	29	25	54	13,131	3.6%	21,034	945	3.9%	1,537	BB+/Baa3/NR
3	Dick's Sporting Goods (3)	12	17	29	10,223	2.8%	19,681	651	2.7%	1,418	NR
4	PetSmart	23	25	48	9,921	2.7%	16,549	596	2.5%	1,053	CCC/Caa1/NR
5	Michaels	20	23	43	8,091	2.2%	13,483	566	2.4%	1,022	BB-/NR/NR
6	AMC Theatres	3	8	11	7,102	1.9%	16,850	368	1.5%	845	B/B2/NR
7	Best Buy	8	11	19	7,088	1.9%	13,019	436	1.8%	810	BBB/Baa1/BBB
8	Gap (4)	18	22	40	6,824	1.9%	11,326	369	1.5%	650	BB+/Baa2/NR
9	Ulta	22	20	42	6,633	1.8%	10,627	262	1.1%	447	NR
10	Ross Stores (5)	14	35	49	6,390	1.8%	15,481	578	2.4%	1,427	A-/A3/NR
11	Nordstrom Rack	9	2	11	6,302	1.7%	7,526	333	1.4%	397	BBB+/Baa1/BBB+
12	Kroger (6)	6	8	14	6,263	1.7%	8,944	466	1.9%	819	BBB/Baa1/NR
13	Kohl's	6	12	18	6,050	1.7%	12,900	718	3.0%	1,571	BBB-/Baa2/BBB
14	Barnes & Noble	9	9	18	5,871	1.6%	9,252	271	1.1%	452	NR
15	Whole Foods	3	2	5	4,895	1.3%	5,636	208	0.9%	259	A+/A3/NR
16	Petco	13	10	23	4,121	1.1%	6,392	202	0.8%	315	CCC+/B3/NR
17	Ascena (7)	26	20	46	4,088	1.1%	5,982	185	0.8%	282	B/Ba3/NR
18	Office Depot (8)	12	12	24	4,002	1.1%	7,171	298	1.2%	512	B/Ba3/NR
19	DSW	10	8	18	3,931	1.1%	5,961	240	1.0%	388	NR
20	Jo-Ann	9	9	18	3,729	1.0%	5,884	332	1.4%	570	B/B2/NR
21	Five Below	18	21	39	3,698	1.0%	6,178	191	0.8%	337	NR
22	Party City	13	13	26	3,578	1.0%	6,048	184	0.8%	329	NR
23	Home Depot	4	3	7	3,527	1.0%	5,002	455	1.9%	813	A/A2/A
24	Pier 1 Imports	9	16	25	3,333	0.9%	5,979	130	0.5%	261	CCC+/NR/NR
25	Burlington	3	6	9	3,208	0.9%	6,119	203	0.8%	538	BB+/NR/BB+
26	Cinemark	2	3	5	3,175	0.9%	5,049	209	0.9%	326	BB/NR/NR
27	Regal Cinemas	3	1	4	3,127	0.9%	5,227	150	0.6%	220	NR
28	Staples	7	13	20	3,104	0.9%	5,918	205	0.9%	410	B+/B1/NR
29	LA Fitness	4	0	4	3,070	0.8%	3,070	181	0.8%	181	NR
30	Hobby Lobby	5	4	9	2,564	0.7%	4,099	296	1.2%	470	NR
31	Dollar Tree Stores	16	24	40	2,562	0.7%	4,931	207	0.9%	408	BBB-/Baa3/NR
32	Giant Eagle	2	2	4	2,378	0.7%	4,247	203	0.8%	369	NR
33	Publix	2	21	23	2,377	0.7%	10,108	273	1.1%	1,109	NR
34	Mattress Firm	14	15	29	2,298	0.6%	4,042	71	0.3%	135	NR
35	Famous Footwear	11	9	20	2,258	0.6%	3,323	109	0.5%	162	BB/Ba2/NR
36	24 Hour Fitness	3	1	4	2,243	0.6%	3,863	105	0.4%	189	B/NR/NR
37	Macy's (9)	4	0	4	2,224	0.6%	2,224	183	0.8%	183	BBB-/Baa3/BBB
38	Carter's Childrenswear	15	15	30	2,146	0.6%	3,218	76	0.3%	122	BB+/NR/NR
39	Total Wine & More	4	4	8	2,142	0.6%	3,261	104	0.4%	163	NR
40	AT&T	16	20	36	2,115	0.6%	3,436	60	0.3%	103	BBB/Baa2/A-
41	Lowe's	2	3	5	2,012	0.6%	4,375	342	1.4%	662	BBB+/Baa1/NR
42	Tailored Brands (10)	11	10	21	1,946	0.5%	3,153	71	0.3%	129	B+/NR/NR
43	Ahold Delhaize (11)	1	6	7	1,932	0.5%	5,627	119	0.5%	385	BBB/Baa1/BBB
44	Target	2	2	4	1,840	0.5%	2,369	369	1.5%	563	A/A2/A-
45	Panera	10	10	20	1,769	0.5%	2,868	58	0.2%	98	NR
46	L Brands (12)	12	13	25	1,606	0.4%	2,524	55	0.2%	87	BB/Ba1/NR
47	Signet Jewelers (13)	11	5	16	1,572	0.4%	1,869	42	0.2%	52	BB+/NR/BB
48	Kirkland's	8	7	15	1,564	0.4%	2,196	79	0.3%	121	NR
49	Darden (14)	8	5	13	1,558	0.4%	2,239	64	0.3%	97	BBB/Baa2/BBB
50	Starbucks	18	8	26	1,472	0.4%	1,796	33	0.1%	42	BBB+/Baa1/BBB+
	Top 50 Total	531	571	1,102	$216,630	59.4%	$365,882	14,313	59.8%	26,087
	Total Portfolio				$364,998	100.0%	$631,055	23,942	100.0%	44,317

(1) T.J. Maxx (21) / Marshalls (30) / HomeGoods (18) / Sierra Trading (3) / HomeSense (1) / Combo Store (1)							(8) Office Depot (12) / OfficeMax (12)
(2) Bed Bath (28) / World Market (16) / buybuy Baby (9) / CTS (1)							(9) Macy's Furniture Gallery (3) / Bloomingdale's the Outlet Store (1)
(3) Dick's Sporting Goods (26) / Golf Galaxy (3)							(10) Men's Wearhouse (14) / Jos. A. Bank (6) / K&G Fashion Superstore (1)
(4) Gap (3) / Old Navy (35) / Banana Republic (2)							(11) Stop & Shop (4) / Food Lion (2) / Martin's (1)
(5) Ross Dress For Less (47) / dd's Discounts (2)							(12) Bath & Body Works (21) / Victoria's Secret (4)
(6) Kroger (9) / Harris Teeter (3) / King Soopers (1) / Mariano's (1)							(13) Kay Jewelers (10) / Jared (4) / Zales (2)
(7) Ann Taylor (3)/ Catherine's (3) /Dress Barn (14) /Justice (12) /Lane Bryant (11) /Maurice's (3)							(14) Longhorn Steakhouse (7) / Olive Garden (5) / Bahama Breeze (1)

SITE Centers Corp.

Lease Expirations

At pro rata share except for count; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	1	14	374	$26.71	0.2%	64	104	$2,390	$22.98	2.1%	65	118	$2,764	$23.42	0.8%
2019	55	915	10,530	$11.51	4.7%	343	453	11,997	$26.48	10.3%	398	1,368	22,527	$16.47	6.6%
2020	112	1,591	23,161	$14.56	10.3%	425	581	15,095	$25.98	13.0%	537	2,172	38,256	$17.61	11.2%
2021	143	2,042	29,113	$14.26	13.0%	453	609	16,248	$26.68	13.9%	596	2,651	45,361	$17.11	13.3%
2022	150	2,427	35,666	$14.70	15.9%	432	649	18,244	$28.11	15.7%	582	3,076	53,910	$17.53	15.8%
2023	153	2,549	36,339	$14.26	16.2%	421	645	17,964	$27.85	15.4%	574	3,194	54,303	$17.00	15.9%
2024	124	2,031	27,491	$13.54	12.3%	213	342	9,372	$27.40	8.0%	337	2,373	36,863	$15.53	10.8%
2025	48	828	14,061	$16.98	6.3%	103	184	5,361	$29.14	4.6%	151	1,012	19,422	$19.19	5.7%
2026	44	605	9,249	$15.29	4.1%	92	227	6,907	$30.43	5.9%	136	832	16,156	$19.42	4.7%
2027	40	660	12,639	$19.15	5.6%	90	182	5,270	$28.96	4.5%	130	842	17,909	$21.27	5.3%
2028	43	655	9,298	$14.20	4.1%	96	191	5,805	$30.39	5.0%	139	846	15,103	$17.85	4.4%
Thereafter	33	799	16,189	$20.26	7.2%	25	69	1,863	$27.00	1.6%	58	868	18,052	$20.80	5.3%
Total	946	15,116	$224,110	$14.83	100.0%	2,757	4,236	$116,516	$27.51	100.0%	3,703	19,352	$340,626	$17.60	100.0%

Assumes all lease options are exercised

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	1	14	$374	$26.71	0.2%	56	100	$2,268	$22.68	1.9%	57	114	$2,642	$23.18	0.8%
2019	14	224	2,375	$10.60	1.1%	225	279	7,360	$26.38	6.3%	239	503	9,735	$19.35	2.9%
2020	25	291	3,500	$12.03	1.6%	243	296	8,134	$27.48	7.0%	268	587	11,634	$19.82	3.4%
2021	20	233	4,307	$18.48	1.9%	278	307	8,549	$27.85	7.3%	298	540	12,856	$23.81	3.8%
2022	25	320	5,550	$17.34	2.5%	228	298	8,234	$27.63	7.1%	253	618	13,784	$22.30	4.0%
2023	16	107	2,563	$23.95	1.1%	253	288	7,686	$26.69	6.6%	269	395	10,249	$25.95	3.0%
2024	18	201	2,916	$14.51	1.3%	191	243	7,235	$29.77	6.2%	209	444	10,151	$22.86	3.0%
2025	21	213	3,204	$15.04	1.4%	154	224	6,198	$27.67	5.3%	175	437	9,402	$21.51	2.8%
2026	23	239	4,935	$20.65	2.2%	139	225	6,493	$28.86	5.6%	162	464	11,428	$24.63	3.4%
2027	23	307	5,334	$17.37	2.4%	171	258	7,969	$30.89	6.8%	194	565	13,303	$23.55	3.9%
2028	40	508	6,773	$13.33	3.0%	168	279	8,104	$29.05	7.0%	208	787	14,877	$18.90	4.4%
Thereafter	720	12,459	182,279	$14.63	81.3%	651	1,439	38,286	$26.61	32.9%	1,371	13,898	220,565	$15.87	64.8%
Total	946	15,116	$224,110	$14.83	100.0%	2,757	4,236	$116,516	$27.51	100.0%	3,703	19,352	$340,626	$17.60	100.0%

Note: Excludes ground leases

SITE Centers Corp.

Redevelopments

$ in thousands
	SITE Own %	Project Yield	Est. Total Net Cost	Cost Incurred To Date	Est. Remain Costs	Placed In Service	CIP (1)	Initial Occupancy	Est. Stabilized Quarter	Key Tenants

Consolidated Summary

Redevelopments – Major (2)		8%	$110,192	$30,339	$79,853	$14,754	$11,335
Redevelopments – Tactical (3)		10%	55,487	21,010	34,477	14,691	6,319
Other (4)		N/A	N/A	23,880	0	0	23,880
Undeveloped land (5)		N/A	N/A	13,383	0	0	13,383
			$165,679	$88,612	$114,330	$29,445	$54,917

Redevelopments – Major

West Bay Plaza (Phase I) (Cleveland, OH)	100%		26,636	21,712	4,924	14,754	6,958	3Q18	2Q19	Fresh Thyme, Kirklands, Pet Supplies Plus, Ulta, HomeSense

The Collection at Brandon Boulevard (Tampa, FL)	100%		27,732	4,722	23,010	0	1,222	4Q19	4Q20	Lucky's, Bealls

1000 Van Ness (San Francisco, CA)	100%		4,810	0	4,810	0	0	1Q20	1Q20	CGV Cinemas

Nassau Park Pavilion (Princeton, NJ)	100%		12,199	644	11,555	0	644	1Q20	3Q20	Homesense, TJ Maxx

Shoppers World (Boston, MA)	100%		20,426	1,650	18,776	0	1,650	TBD	TBD

Sandy Plains Village (Atlanta, GA)	100%		8,556	1,074	7,482	0	324	TBD	TBD

Perimeter Pointe (Atlanta, GA)	100%		9,833	537	9,296	0	537	TBD	TBD

			$110,192	$30,339	$79,853	$14,754	$11,335

(1) Balance is in addition to SITE's pro rata share of joint venture CIP of $7 million.
(2) Non-stabilized portion of projects excluded from same store NOI. Includes large-scale shopping center expansion and repurposing projects.
(3) Projects included in same store NOI. Includes outparcels, first generation space and small-scale shopping center expansions and other capital improvements.
(4) Includes predevelopment and retenanting expenditures.
(5) Balance is in addition to owned land adjacent to existing centers with an estimated value of $18 million and cost basis of the headquarters (non-income producing) of $41 million.

SITE Centers Corp.

Acquisitions

$ and GLA in thousands
			SITE	Total Owned	At 100%		At SITE Share
	Property Name	City, State	Own %	GLA	Price	Debt	Price	Debt

11/02/18	Melbourne Shopping Center (1)	Melbourne, FL	100%	210	$11,400	$0	$9,120	$0
11/02/18	Sharon Greens (1)	Cumming, GA	100%	98	13,382	0	10,706	0
12/21/18	Market Square (1)	Douglasville, GA	100%	125	10,350	0	8,280	0
		Total 2018		433	$35,132	$0	$28,106	$0

(1) The Company acquired JV partner's 80% interest in the property.

SITE Centers Corp.

Dispositions

$ and GLA in thousands
			SITE	Owned	At 100%		At SITE Share
	Property Name	City, State	Own %	GLA	Price	Debt	Price	Debt
01/09/18	Indian Lakes Crossing (BRE DDR Retail Holdings III)	Virginia Beach, VA	5.0%	71	$14,700	$7,178	$735	$359
01/18/18	Fortuna Center Plaza	Dumfries, VA	100.0%	105	20,225	0	20,225	0
02/07/18	Meridian Crossroads	Meridian, ID	100.0%	527	78,700	0	78,700	0
02/28/18	Lakewood Ranch Plaza (DDRM Properties)	Bradenton, FL	20.0%	85	17,963	10,500	3,593	2,100
02/28/18	Crystal Springs (DDRM Properties)	Crystal River, FL	20.0%	67	10,567	6,750	2,113	1,350
02/28/18	Paraiso Plaza (DDRM Properties)	Hialeah, FL	20.0%	61	15,743	10,250	3,149	2,050
02/28/18	Plaza del Paraiso (DDRM Properties)	Miami, FL	20.0%	85	21,581	13,000	4,316	2,600
02/28/18	Southwood Village (DDRM Properties)	Tallahassee, FL	20.0%	63	9,693	6,750	1,939	1,350
02/28/18	Shoppes at Lithia (DDRM Properties)	Valrico, FL	20.0%	71	16,614	9,500	3,323	1,900
02/28/18	Shoppes at Lake Dow (DDRM Properties)	McDonough, GA	20.0%	73	13,874	7,200	2,775	1,440
03/15/18	Shoppes of Citrus Hills (DDRM Properties)	Hernando, FL	20.0%	69	12,098	6,470	2,420	1,294
03/15/18	Bardmoor Promenade (DDRM Properties)	Largo, FL	20.0%	158	31,868	19,000	6,374	3,800
03/22/18	Pioneer Hills	Aurora, CO	100.0%	138	21,100	0	21,100	0
03/27/18	Naugatuck Valley SC (BRE DDR Retail Holdings III)	Waterbury, CT	5.0%	383	24,500	31,491	1,225	1,575
03/29/18	Southern Tier Crossing	Horseheads, NY	100.0%	175	18,500	0	18,500	0
	Non-operating sales				2,100		2,100
	Preferred equity repayment				36,072		36,072
		1Q 2018 Total		2,131	$365,898	$128,089	$208,659	$19,818

04/05/18	Hobby Lobby Center (BRE DDR Retail Holdings III)	Greenville, SC	5.0%	69	$6,000	$5,191	$300	$260
04/17/18	Silver Spring Square (RVI)	Mechanicsburg, PA	100.0%	343	80,810	65,730	80,810	65,730
04/20/18	Sherwood Retail Center (BRE DDR Retail Holdings III)	Sherwood, AR	5.0%	123	4,148	5,249	207	262
04/20/18	Valley Bend (BRE DDR Retail Holdings III)	Huntsville, AL	5.0%	425	66,000	43,500	3,300	2,175
04/23/18	The Shops at Fox River	McHenry, IL	100.0%	341	32,000	0	32,000	0
04/27/18	Fountains of Miramar (BRE DDR Retail Holdings IV)	Miramar, FL	5.0%	139	40,000	24,093	2,000	1,205
05/09/18	Clearwater Crossing (DDRM Properties)	Flowery Branch, GA	20.0%	91	16,850	10,250	3,370	2,050
05/10/18	Capital West	Tallahassee, FL	100.0%	88	7,250	0	7,250	0
05/11/18	San Tan Marketplace (BRE DDR Retail Holdings III)	Gilbert, AZ	5.0%	286	51,500	43,801	2,575	2,190
05/18/18	The Commons	Salisbury, MD	100.0%	130	14,250	0	14,250	0
05/25/18	Cedar Hill Village (BRE DDR Retail Holdings III)	Cedar Hill, TX	5.0%	44	8,300	6,441	415	322
05/25/18	CVS (BRE DDR Retail Holdings III)	Bellevue, OH	5.0%	10	2,234	1,011	112	51
05/31/18	Aberdeen Square (DDRM Properties)	Boynton Beach, FL	20.0%	71	9,900	6,512	1,980	1,302
06/14/18	Plaza at Power Mkplce (BRE DDR Retail Holdings III)	Queen Creek, AZ	5.0%	71	16,600	7,290	830	365
06/27/18	The Walk at Highwoods Preserve (RVI)	Tampa, FL	100.0%	141	25,025	18,250	25,025	18,250
06/28/18	Tarpon Square	Tarpon Springs, FL	100.0%	115	13,200	0	13,200	0
06/29/18	Conway Plaza (DDRM Properties)	Orlando, FL	20.0%	118	15,050	8,250	3,010	1,650
	Non-operating sales				1,700		1,700
	Preferred equity repayment				10,328		10,328
		2Q 2018 Total		2,605	$421,145	$245,568	$202,662	$95,812

07/18/18	Tradewinds SC (BRE DDR Retail Holdings III)	Pensacola, FL	5.0%	179	$17,900	$12,644	$895	$632
07/24/18	Killearn Shopping Center (DDRM Properties)	Tallahassee, FL	20.0%	95	15,900	10,459	3,180	2,092
07/27/18	West Oaks Town Center (DDRM Properties)	Ocoee, FL	20.0%	66	8,975	7,000	1,795	1,400
07/27/18	Shoppes on South Main (BRE DDR Retail Holdings III)	Bowling Green, OH	5.0%	112	8,750	7,157	438	358
08/08/18	Walgreens (BRE DDR Retail Holdings III)	Springdale, AR	5.0%	15	6,000	3,025	300	151
08/13/18	Dimond Crossing (BRE DDR Retail Holdings III)	Anchorage, AK	5.0%	85	14,350	7,980	718	399
08/15/18	Rosedale Shopping Center (DDRM Properties)	Huntersville, NC	20.0%	119	34,000	20,000	6,800	4,000
08/24/18	Widewater Commons (BRE DDR Retail Holdings III)	Uniontown, PA	5.0%	47	4,646	5,010	232	251
09/06/18	Camp Creek Mktplce (BRE DDR Retail Holdings III)	East Point, GA	5.0%	424	80,100	42,000	4,005	2,100
09/22/18	Prairie Market (BRE DDR Retail Holdings III)	Oswego, IL	5.0%	113	28,250	23,141	1,413	1,157
09/22/18	Hillside Town Center (BRE DDR Retail Holdings III)	Hillside, IL	5.0%	165	20,000	18,847	1,000	942
	Non-operating sales				900		45
	Preferred equity repayment				21,746		21,746
		3Q 2018 Total		1,420	$261,517	$157,263	$42,567	$13,482

SITE Centers Corp.

Dispositions

$ and GLA in thousands
			SITE	Owned	At 100%		At SITE Share
	Property Name	City, State	Own %	GLA	Price	Debt	Price	Debt

10/09/18	Cortez Plaza	Bradenton, FL	100.0%	274	$30,150	$0	$30,150	$0
10/10/18	Waterside Marketplace (BRE DDR Retail Holdings III)	Chesterfield, MI	5.0%	291	38,000	29,678	1,900	1,484
10/18/18	Century Town Center (BRE DDR Retail Holdings III)	Vero Beach, FL	5.0%	107	17,000	8,130	850	407
11/29/18	Dividend Trust Portfolio (1)	Various	20.0%	3,410	607,200	0	485,760	0
12/06/18	McAlister Square (BRE DDR Retail Holdings III)	Burleson, TX	5.0%	169	20,673	16,500	1,034	825
12/12/18	Denver West Plaza (BRE DDR Retail Holdings III)	Lakewood, CO	5.0%	71	10,150	9,000	508	450
	Non-operating sales				3,163		3,163
	Preferred equity repayment				6,968		6,968
		4Q 2018 Total		4,322	$733,304	$63,308	$530,333	$3,166

		Total 2018		10,478	$1,781,864	$594,228	$984,221	$132,278

01/10/19	Northpoint SC (BRE DDR Retail Holdings III)	Cape Coral, FL	5.0%	112	$17,836	$7,449	$892	$372
01/11/19	Winchester Station (BRE DDR Retail Holdings III)	Winchester, VA	5.0%	183	30,550	15,205	1,528	760
01/15/19	Heritage Square (2)	Monmouth Junction, NJ	0.3%	81	14,700	13,497	44	40
01/16/19	Largo Town Center (Other)	Upper Marlboro, MD	20.0%	277	43,950	0	8,790	0
	Preferred equity repayment				12,406		12,406
		1Q 2019 QTD		653	$119,442	$36,151	$23,660	$1,172

(1) The Company sold an 80% interest in 10 properties to the newly formed Dividend Trust Portfolio (DTP) joint venture.
(2) Asset included in the collateral for BRE DDR Retail Holdings IV preferred interest. The Company does not have a material interest, but provides property asset management services.

SITE Centers Corp.

Debt Summary

$ in thousands
	Consolidated Debt			Unconsolidated Debt			Total Debt
Debt Composition	100%	SITE Share	Interest Rate	100%	SITE Share	Interest Rate	SITE Share	Interest Rate
Unsecured Credit Facilities	$100,000	$100,000	3.72%				$100,000	3.72%
Unsecured Term Loan	50,000	50,000	3.87%				50,000	3.87%
Unsecured Public Debt	1,655,687	1,655,687	4.32%				1,655,687	4.32%
Fixed Rate Mortgage Loans	87,467	77,860	4.75%	$1,158,920	$220,012	4.56%	297,872	4.61%
Variable Rate Mortgage Loans	0	0	0.00%	1,063,268	142,533	4.66%	142,533	4.66%
Subtotal	$1,893,154	$1,883,547	4.29%	$2,222,188	$362,545	4.60%	$2,246,092	4.34%
Fair Market Value Adjustment	1,546	1,546		5,584	279		1,825
Unamortized Loan Costs, Net	(10,295)	(10,227)		(15,269)	(2,894)		(13,121)
Total	$1,884,405	$1,874,866	4.29%	$2,212,503	$359,930	4.60%	$2,234,797	4.34%

Consolidated Maturity Schedule (1)	Principal Payments	Secured Maturities	Unsecured Maturities	Total 100%	Total SITE Share	Interest Rate
2019	$2,372	$0	$0	$2,372	$2,372	0.00%
2020	1,749	39,934	0	41,684	41,684	4.99%
2021	1,214	42,198	0	43,412	43,412	4.09%
2022	0	0	300,000	300,000	300,000	4.36%
2023	0	0	137,209	137,209	127,602	3.65%
2024	0	0	65,614	65,614	65,614	4.07%
2025	0	0	457,142	457,142	457,142	3.79%
2026	0	0	400,000	400,000	400,000	4.43%
2027	0	0	450,000	450,000	450,000	4.81%
2028 and beyond	0	0	0	0	0	0.00%
Unsecured debt discount			(4,278)	(4,278)	(4,278)
Total	$5,335	$82,132	$1,805,687	$1,893,154	$1,883,547	4.29%

Unconsolidated Maturity Schedule (1)	Principal Payments	Secured Maturities	Unsecured Maturities	Total 100%	Total SITE Share	Interest Rate
2019	$5,561	$252,585	$0	$258,146	$17,138	4.95%
2020	5,884	339,523	0	345,407	52,514	4.03%
2021	5,420	194,061	0	199,481	49,248	5.24%
2022	4,246	747,702	0	751,948	115,127	4.65%
2023	3,820	35,177	0	38,997	2,639	4.26%
2024	2,278	448,008	0	450,286	84,903	4.87%
2025	1,867	0	0	1,867	644	0.00%
2026	1,936	0	0	1,936	668	0.00%
2027	2,009	106,200	0	108,209	16,622	3.89%
2028 and beyond	514	65,397	0	65,911	23,041	3.70%
Total	$33,535	$2,188,653	$0	$2,222,188	$362,545	4.60%

% of Total (2)	Consolidated	Interest Rate	Unconsolidated	Interest Rate	Total	Interest Rate
Fixed	92.0%	4.3%	60.7%	4.6%	87.0%	4.4%
Variable	8.0%	3.8%	39.3%	4.7%	13.0%	4.2%

Recourse to SITE	95.9%	4.3%	0.0%	0.0%	80.4%	4.3%
Non-recourse to SITE	4.1%	4.8%	100.0%	4.6%	19.6%	4.6%

(1) Assumes borrower extension options are exercised.
(2) Calculations based on SITE share.
Note: Interest rate is GAAP at SITE Share.

SITE Centers Corp.

Consolidated Debt Detail

$ in thousands
	Balance 100%	Balance SITE Share	Maturity Date (1)	GAAP Interest Rate (2)
Bank Debt (3)
Unsecured Revolver ($950m)	$100,000	$100,000	09/22	L + 120
Unsecured Revolver ($20m)	0	0	09/22	L + 120
Unsecured Term Loan ($200m)	50,000	50,000	01/23	L + 135
	$150,000	$150,000
Public Debt
Unsecured Notes	201,366	201,366	07/22	4.63%
Unsecured Notes	86,977	86,977	05/23	3.52%
Unsecured Notes	65,457	65,457	08/24	4.07%
Unsecured Notes	455,084	455,084	02/25	3.79%
Unsecured Notes	397,496	397,496	02/26	4.43%
Unsecured Notes	449,307	449,307	06/27	4.81%
	$1,655,687	$1,655,687
Mortgage Debt
Polaris Towne Center, OH	40,888	40,888	04/20	4.99%
Chapel Hills West, CO	10,439	10,439	06/21	3.64%
Chapel Hills East, CO	7,028	7,028	12/21	4.76%
Paradise Village Gateway, AZ (SITE 67%)	29,112	19,505	01/22	4.85%
	$87,467	$77,860

Consolidated Debt Subtotal	$1,893,154	$1,883,547
FMV Adjustment – Assumed Debt	1,546	1,546
Unamortized Loan Costs, Net	(10,295)	(10,227)
Total Consolidated Debt	$1,884,405	$1,874,866

Rate Type
Fixed	$1,743,154	$1,733,547	6.3 years	4.34%
Variable	150,000	150,000	3.8 years	3.77%
	$1,893,154	$1,883,547	6.1 years	4.29%
Perpetual Preferred Stock
Class J	$200,000	$200,000	August 2017 (4)	6.50%
Class K	150,000	150,000	April 2018 (4)	6.25%
Class A	175,000	175,000	June 2022 (4)	6.38%

(1) Assumes borrower extension options are exercised.
(2) L = LIBOR
(3) Excludes loan fees and unamortized loan costs.
(4) Earliest redemption date.

SITE Centers Corp.

Unconsolidated Debt Detail

$ in thousands
	Balance 100%	Balance SITE Share	Maturity Date (1)	GAAP Interest Rate
DDRTC Core Retail Fund (SITE 15%)
July 2020 Loan Pool (9 assets) (2)	$185,587	$27,838	07/20	3.94%
July 2020 Loan Pool (5 assets) (2)	153,936	23,090	07/20	4.15%
November 2021 Loan Pool (6 assets)	113,609	17,041	11/21	4.70%
Birkdale Village, NC	80,169	12,025	04/24	4.31%
Overlook at King of Prussia, PA	40,800	6,120	09/27	3.89%
Marketplace at Millcreek, GA	39,600	5,940	09/27	3.88%
Winslow Bay Commons, NC	25,800	3,870	09/27	3.89%
	$639,501	$95,924
DDRM Properties (SITE 20%)
July 2022 Loan Pool (13 assets)	$218,730	$43,746	07/22	4.21%
July 2022 Loan Pool (15 assets)	198,396	39,679	07/22	4.78%
July 2022 Loan Pool (7 assets)	95,312	19,063	07/22	5.69%
	$512,438	$102,488
BRE DDR Retail Holdings III (SITE 5%)
Powell Center, OH	7,214	361	05/19	3.28%
November 2019 Loan Pool (12 assets)	224,315	11,216	11/19	5.08%
Winchester Station, VA	15,206	760	01/22	3.76%
Eastland Center, CA	90,000	4,500	07/22	3.97%
Silverado Plaza, AZ	3,696	185	07/22	3.74%
White Oak Village, VA	34,250	1,713	09/22	1.97%
Midtowne Park, SC	15,736	787	01/23	4.34%
	$390,417	$19,522
Dividend Trust Portfolio (SITE 20%)
April 2024 Loan Pool (10 assets)	$364,320	$72,864	04/24	4.97%
	$364,320	$72,864
BRE DDR Retail Holdings IV (SITE 5%)
Ashbridge Square, PA	$33,092	$1,655	01/22	5.09%
The Hub, NY	27,666	1,383	01/22	5.14%
Southmont Plaza, PA	31,355	1,568	01/22	5.16%
Millenia Crossing, FL	21,606	1,080	01/23	4.20%
Concourse Village, FL	13,569	678	02/24	4.31%
	$127,288	$6,364
DDR-SAU Retail Fund (SITE 20%)
October 2019 Loan Pool (5 assets)	$17,828	$3,566	10/19	4.75%
Flat Shoals Crossing, GA	$3,646	$729	10/19	4.66%
May 2028 Loan Pool (6 assets)	$41,104	8,221	05/28	4.19%
	$62,578	$12,516
Other Joint Ventures
Sun Center Limited, OH (SITE 79%)	$20,363	$16,178	05/21	6.14%
RVIP IIIB, Deer Park, IL (SITE 26%)	65,783	16,939	09/21	4.91%
Lennox Town Center Limited, OH (SITE 50%)	39,500	19,750	04/28	3.49%
	$125,646	$52,867

Unconsolidated Debt Subtotal	$2,222,188	$362,545
FMV Adjustment – Assumed Debt	5,584	279
Unamortized Loan Costs, Net	(15,269)	(2,894)
Total Unconsolidated Debt	$2,212,503	$359,930

SITE Centers Corp.

Unconsolidated Debt Detail

$ in thousands
	Balance 100%	Balance SITE Share	Maturity Date (1)	GAAP Interest Rate
Rate Type
Fixed	$1,158,920	$220,012	5.1 years	4.56%
Variable	1,063,268	142,533	2.5 years	4.66%
	$2,222,188	$362,545	4.1 years	4.60%

(1) Assumes borrower extension options are exercised.
(2) LIBOR subject to a 0.25% floor.

SITE Centers Corp.

Debt/Adjusted EBITDA

$ in thousands
	4Q18	4Q17
Consolidated
Net income (loss) to SITE	$180,847	($218,038)
Interest expense	25,390	41,616
Income tax expense	251	2,455
Depreciation and amortization	45,587	79,834
Adjustments for non-controlling interests	(173)	(169)
EBITDA – current quarter	251,902	(94,302)
Separation charges	0	1,320
Impairments	930	280,127
Equity in net loss (income) of JVs	322	(6,408)
Reserve of preferred equity interest	6,885	377
Gain on disposition of real estate, net	(185,763)	(34,147)
Gain on change in control of interests	0	(368)
Other expense, net	12,759	2,699
Hurricane property loss	135	9,090
Business interruption income	0	(8,500)
Adjustments for non-controlling interests	212	(2,435)
JV OFFO (at SITE Share)	7,240	8,191
Adjusted EBITDA – current quarter (1)	94,622	155,644
Adjusted EBITDA – annualized	378,488	622,576

Consolidated debt	1,884,405	3,849,312
Partner share of consolidated debt	(9,607)	(9,763)
Loan costs, net	10,295	21,168
Face value adjustments	(1,546)	(2,875)
Cash and restricted cash	(13,184)	(94,103)
Net effective debt	$1,870,363	$3,763,739

Debt/Adjusted EBITDA – Consolidated (2)	4.9x	6.0x

Pro rata including JVs
Adjusted EBITDA – current quarter	98,831	159,434
Adjusted EBITDA – annualized	395,324	637,736

Consolidated net debt	1,870,363	3,763,739
JV debt (at SITE Share)	362,545	357,950
Cash and restricted cash	(14,340)	(19,234)
Net effective debt	$2,218,568	$4,102,455

Debt/Adjusted EBITDA – Pro Rata (2)	5.6x	6.4x

(1) See definition in the Non-GAAP Measures section.
(2) Excludes perpetual preferred stock.

SITE Centers Corp.

Unconsolidated Joint Ventures

$ and GLA in thousands
Fund	Partner	SITE Own %	Operating Properties		Owned GLA	4Q18 NOI at 100% (1)		Gross Book Value	Face Value Debt (2)	SITE Preferred Equity (At 100%)
DDRTC Core Retail Fund	TIAA-CREF	15%	23		8,076	$24,725		$1,372,181	$639,501	$0

DDRM Properties	Madison International Realty	20%	35		5,384	14,587		953,810	512,438	0

BRE DDR Retail Holdings III	Blackstone Real Estate Partners	5%	16		3,913	13,009		599,613	390,417	135,759	(3)

Dividend Trust Portfolio	Chinese Institutional Investors	20%	10		3,396	3,901		566,273	364,320	0

BRE DDR Retail Holdings IV	Blackstone Real Estate Partners	5%	5		1,120	3,660		173,684	127,288	54,132	(4)

DDR–SAU Retail Fund	State of Utah	20%	12		976	2,330		133,855	62,578	0

Other	Various	Various	5		1,541	5,946		286,810	125,646	0
Total			106	(5)	24,406	$68,158		$4,086,226	$2,222,188	$189,891
Property management fees						3,476	(1)
Assets sold in 4Q2018						1,251	(1)
Net operating income						$72,885	(6)

(1) Property management fees charged by SITE to the joint venture are included as an expense in NOI, although presented in the combined income statement on the next page in the line item Other Expense.  JV NOI was adjusted to reflect the impact of assets sold in 4Q18.

(2) Fair market value of debt adjustment and net unamortized loan costs ($9.7 million or $2.6 million at SITE's Share) are excluded from above.

(3) Amount is net of $55.7 million valuation allowance and $123.3 million of face value repaid through December 31, 2018.  Face value of $194.5 million including accrued interest of $3.3 million.  The 8.5% dividend rate has two components, a cash dividend rate of 6.5% and an accrued payment in kind ("PIK") of 2.0%.  The Company no longer recognizes the accrued PIK as income due to the valuation allowance.  Repayment from net asset sale proceeds are allocated 52.5% to the preferred member unless certain financial covenants have been triggered, in which event 100% to the preferred member.

(4) Amount is net of $13.7 million valuation allowance and $17.9 million of face value repaid through December 31, 2018.  Face value of $67.8 million including accrued interest of $1.1 million.  The 8.5% dividend rate has two components, a cash dividend rate of 6.5% and an accrued PIK of 2.0%.  The Company no longer recognizes the accrued PIK as income due to the valuation allowance.  Repayment from net asset sale proceeds are first subject to a minimum sales threshold of $4.9 million, of which $1.1 million is allocated to the preferred member; subsequent net asset sale proceeds are expected to be available to repay the preferred member.  Included in the collateral for the preferred equity interest is 95% of the value of the five joint venture properties and 100% of the value of three properties in which the Company does not have a material interest, but to which SITE provides property asset management services.

(5) Excludes one consolidated joint venture asset in which the Company has an effective 67% interest.

(6) Amount agrees to the combined income statement of the joint ventures which includes a reconciliation of the Non-GAAP measure to the applicable GAAP measure.  See calculation definition in the Non-GAAP Measures section.

SITE Centers Corp.

Unconsolidated Joint Ventures

Combined SITE JV Pro Rata Adjustments (1)

Income Statement Pro Rata Adjustments 4Q18		Balance Sheet Pro Rata Adjustments 4Q18
Revenues:		Assets:
Minimum rents	$12,771	Land	$162,703
Percentage rent	115	Buildings	450,233
Recoveries	4,010	Improvements	39,595
Other property revenue	219		652,531
	17,115	Depreciation	(165,998)
Expenses:			486,533
Operating and maintenance	2,409	Construction in progress and land	6,563
Real estate taxes	2,463	Real estate, net	493,096
	4,872	Investment in JVs	1,220
Net Operating Income	12,243	Cash and restricted cash	14,307
		Receivables, net	7,755
Other Income (expense):		Other assets, net	27,281
Fee income	(810)	Total Assets	$543,659
Interest income	(290)
Impairment charges	(9,719)	Liabilities and Equity:
Interest expense	(3,985)	Mortgage debt	$359,930
Depreciation and amortization	(5,189)	Notes payable to SITE	1,043
Other income (expense), net	(158)	Other liabilities	23,175
Loss before earnings from JVs	(7,908)	Total Liabilities	384,148
Equity in net loss of JVs	322	JVs share of equity	14,945
Basis differences of JVs	6,475	Distributions in excess of net income	144,566
Gain on disposition of real estate	1,111	Total Equity	159,511
Net income	$0	Total Liabilities and Equity	$543,659

FFO Reconciliation 4Q18
Loss before earnings from JVs	($7,908)
Depreciation and amortization	5,189
Impairment of depreciable real estate	9,719
Basis differences of JVs	134
FFO at SITE's Ownership Interests	$7,134
OFFO at SITE's Ownership Interests	$7,240

(1) Information provided for SITE's share of JV investments and can be combined with SITE's consolidated financial statements for the same period.

SITE Centers Corp.

Unconsolidated Joint Ventures at 100%

$ in thousands
Income Statement
	4Q18	4Q17	12M18	12M17
Revenues:
Minimum rents	$75,751	$91,044	$316,635	$376,608
Percentage rent	1,022	1,121	2,501	2,458
Recoveries	24,052	28,367	100,436	117,968
Other property revenues	1,141	1,406	7,895	5,472
	101,966	121,938	427,467	502,506
Expenses:
Operating and maintenance	14,602	17,041	60,969	70,805
Real estate taxes	14,479	18,414	64,384	75,050
	29,081	35,455	125,353	145,855

Net operating income	72,885	86,483	302,114	356,651

Other income (expense):
Interest expense	(23,997)	(23,920)	(96,312)	(107,330)
Depreciation and amortization	(34,541)	(42,361)	(145,849)	(180,337)
Impairment charges	(72,732)	(7,930)	(177,522)	(90,597)
Preferred share expense	(5,801)	(7,577)	(24,875)	(32,251)
Other expense, net	(5,394)	(3,782)	(24,891)	(25,986)
	(69,580)	913	(167,335)	(79,850)
Gain on disposition of real estate, net	10,829	71,042	93,753	101,806
Net (loss) income attributable to unconsolidated JVs	(58,751)	71,955	(73,582)	21,956
Depreciation and amortization	34,541	42,361	145,849	180,337
Impairment of depreciable real estate	72,732	7,930	177,522	90,597
Gain on disposition of real estate, net	(10,829)	(71,042)	(93,299)	(101,806)
FFO	$37,693	$51,204	$156,490	$191,084
FFO at SITE's ownership interests	$7,134	$8,257	$28,005	$29,319
Operating FFO at SITE's ownership interests	$7,240	$8,205	$29,001	$30,045

Balance Sheet
			At Period End
			4Q18	4Q17
Assets:
Land			$1,004,289	$1,126,703
Buildings			2,804,027	3,057,072
Improvements			221,412	213,989
			4,029,728	4,397,764
Depreciation			(935,921)	(962,038)
			3,093,807	3,435,726
Construction in progress and land			56,498	53,928
Real estate, net			3,150,305	3,489,654
Cash and restricted cash			94,111	155,894
Receivables, net			44,702	51,396
Other assets, net			186,693	174,832
Total Assets			$3,475,811	$3,871,776

Liabilities and Equity:
Mortgage debt			$2,212,503	$2,501,163
Notes and accrued interest payable to SITE			5,182	1,365
Other liabilities			161,372	156,076
Total Liabilities			2,379,057	2,658,604

Redeemable preferred equity			274,493	345,149
Accumulated equity			822,261	868,023
Total Equity			1,096,754	1,213,172
Total Liabilities and Equity			$3,475,811	$3,871,776

SITE Centers Corp.

Top 20 MSA Exposure

$ and GLA in thousands
		# of	Pro Rata	% of	Leased	Pro Rata	% of	PRS
	MSA	Properties	GLA	PRS GLA	Rate %	ABR	PRS ABR	ABR PSF
1	Atlanta-Sandy Springs-Roswell, GA	26	2,760	11.5%	93.6%	$34,081	9.3%	$13.57
2	Chicago-Naperville-Elgin, IL-IN-WI	7	1,299	5.4%	90.9%	27,299	7.5%	$24.17
3	Columbus, OH	8	1,590	6.6%	96.7%	23,079	6.3%	$16.12
4	Boston-Cambridge-Newton, MA-NH	2	1,137	4.7%	92.3%	21,847	6.0%	$25.70
5	Orlando-Kissimmee-Sanford, FL	8	1,242	5.2%	98.8%	21,634	5.9%	$18.39
6	Charlotte-Concord-Gastonia, NC-SC	6	1,455	6.1%	95.0%	20,684	5.7%	$16.01
7	Denver-Aurora-Lakewood, CO	5	1,386	5.8%	87.2%	20,123	5.5%	$18.30
8	Trenton, NJ	2	1,151	4.8%	94.4%	18,713	5.1%	$19.43
9	Miami-Fort Lauderdale-West Palm Beach, FL	9	1,055	4.4%	97.1%	17,802	4.9%	$20.95
10	San Antonio-New Braunfels, TX	3	1,055	4.4%	88.1%	15,674	4.3%	$19.20
11	Los Angeles-Long Beach-Anaheim, CA	4	936	3.9%	97.8%	15,343	4.2%	$22.22
12	Phoenix-Mesa-Scottsdale, AZ	4	878	3.7%	94.4%	14,588	4.0%	$18.31
13	Washington-Arlington-Alexandria, DC-VA-MD-WV	4	574	2.4%	89.6%	10,057	2.8%	$20.20
14	Cincinnati, OH-KY-IN	3	590	2.5%	89.6%	9,253	2.5%	$17.16
15	Portland-Vancouver-Hillsboro, OR-WA	2	487	2.0%	95.6%	8,760	2.4%	$18.81
16	New York-Newark-Jersey City, NY-NJ-PA	8	557	2.3%	86.1%	8,689	2.4%	$17.75
17	Cleveland-Elyria, OH	2	559	2.3%	96.6%	6,623	1.8%	$13.03
18	Tampa-St. Petersburg-Clearwater, FL	8	652	2.7%	83.4%	6,570	1.8%	$15.51
19	Kansas City, MO-KS	2	495	2.1%	85.4%	6,126	1.7%	$14.26
20	Sacramento-Roseville-Arden-Arcade, CA	1	275	1.1%	99.5%	6,044	1.7%	$30.69
	Other	63	3,809	15.9%	91.4%	52,009	14.2%	$16.26
	Total	177	23,942	100.0%	92.7%	$364,998	100.0%	$17.86

SITE Centers Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
1	River Ridge	Birmingham-Hoover, AL	Birmingham	AL	15%	TIAA	172	350	$16.73	Best Buy, Nordstrom Rack, Staples, Target (U)
2	Westside Centre	Huntsville, AL	Huntsville	AL	15%	TIAA	477	667	$11.27	Altitude Trampoline Park, Big Lots, PetSmart, Ross Dress for Less, Stein Mart, Target (U)
3	Ahwatukee Foothills Towne Center	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	20%	DTP	688	703	$18.03	AMC Theatres, Best Buy, Burlington, HomeGoods, Jo-Ann, Lina Home Furnishing, Marshalls, Michaels, OfficeMax, Ross Dress for Less, Sprouts Farmers Market
4	Arrowhead Crossing	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	100%		345	416	$16.31	Barnes & Noble, DSW, Golf Galaxy, Hobby Lobby, HomeGoods, Nordstrom Rack, Old Navy, Savers (U), Staples, T.J. Maxx
5	Deer Valley Towne Center	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	100%		197	460	$19.73	AMC Theatres (U), Michaels, PetSmart, Ross Dress for Less, Target (U)
6	Paradise Village Gateway	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	67%	OTHER	295	295	$18.32	Bed Bath & Beyond, PetSmart, Ross Dress for Less, Staples
7	Shops at Prescott Gateway	Prescott, AZ	Prescott	AZ	5%	BREDDR III	35	35	$30.04	Trader Joe's
8	Silverado Plaza	Tucson, AZ	Tucson	AZ	5%	BREDDR III	78	79	$8.72	Safeway
9	Buena Park Place	Los Angeles-Long Beach-Anaheim, CA	Buena Park	CA	100%		212	243	$14.72	Aldi, Kohl's, Michaels
10	Falcon Ridge Town Center	Los Angeles-Long Beach-Anaheim, CA	Fontana	CA	100%		291	438	$23.04	24 Hour Fitness, Aki-Home, Michaels, Ross Dress for Less, Stater Bros Markets, Target (U)
11	The Pike Outlets	Los Angeles-Long Beach-Anaheim, CA	Long Beach	CA	100%		392	392	$22.11	Cinemark, H & M, Nike, Restoration Hardware
12	Eastland Center	Los Angeles-Long Beach-Anaheim, CA	West Covina	CA	5%	BREDDR III	812	912	$14.40	Ashley Furniture HomeStore, Burlington, Dick's Sporting Goods, Hobby Lobby, Marshalls, Pottery Barn Outlet, Ross Dress for Less, Target, Walmart
13	Ridge at Creekside	Sacramento-Roseville-Arden-Arcade, CA	Roseville	CA	100%		275	289	$22.25	Bed Bath & Beyond, buybuy BABY, Cost Plus World Market, Macy's Furniture Gallery, REI
14	Vista Village	San Diego-Carlsbad, CA	Vista	CA	100%		194	235	$25.60	Cinepolis, Frazier Farms, Lowe's (U), Staples (U)
15	Whole Foods at Bay Place	San Francisco-Oakland-Hayward, CA	Oakland	CA	100%		57	57	$46.39	Whole Foods
16	Hilltop Plaza	San Francisco-Oakland-Hayward, CA	Richmond	CA	20%	DDRM	251	251	$16.86	99 Cents Only, Century Theatre, dd's Discounts, Ross Dress for Less
17	1000 Van Ness	San Francisco-Oakland-Hayward, CA	San Francisco	CA	100%		122	122	$19.65	AMC Theatres, The Studio Mix
18	Cornerstar	Denver-Aurora-Lakewood, CO	Aurora	CO	5%	BREDDR III	430	585	$19.69	24 Hour Fitness, Cornerstar Wine & Liquor, HomeGoods, Marshalls, Office Depot, Ross Dress for Less, Sprouts Farmers Market, Target (U), Ulta Beauty
19	Centennial Promenade	Denver-Aurora-Lakewood, CO	Centennial	CO	100%		443	827	$20.90	Cavender's, Conn's, Golf Galaxy, HomeGoods, IKEA (U), Michaels, Ross Dress for Less, Stickley Furniture
20	Chapel Hills	Denver-Aurora-Lakewood, CO	Colorado Springs	CO	100%		446	541	$13.41	24 Hour Fitness, Barnes & Noble, Best Buy, DSW, Michaels (U), Nordstrom Rack, Old Navy, Pep Boys, PetSmart, Ross Dress for Less, Whole Foods
21	University Hills	Denver-Aurora-Lakewood, CO	Denver	CO	100%		243	260	$19.36	24 Hour Fitness, King Soopers, Marshalls, Michaels, Pier 1 Imports
22	FlatAcres MarketCenter/Parker Pavilions	Denver-Aurora-Lakewood, CO	Parker	CO	100%		232	641	$19.83	Bed Bath & Beyond, Home Depot (U), Kohl's (U), Michaels, Office Depot, Walmart (U)
23	Guilford Commons	Hartford-West Hartford-East Hartford, CT	Guilford	CT	100%		128	128	$16.53	Bed Bath & Beyond, The Fresh Market
24	Connecticut Commons	Hartford-West Hartford-East Hartford, CT	Plainville	CT	20%	DTP	561	561	$13.41	A.C. Moore, AMC Theatres, Dick's Sporting Goods, DSW, Kohl's, Lowe's, Marshalls, Old Navy, PetSmart
25	Windsor Court	Hartford-West Hartford-East Hartford, CT	Windsor	CT	100%		79	276	$19.17	HomeGoods (U), Stop & Shop, Target (U)
26	Northpoint Shopping Center	Cape Coral-Fort Myers, FL	Cape Coral	FL	5%	BREDDR III	112	116	$13.73	Bed Bath & Beyond, Michaels, PetSmart
27	Cypress Trace	Cape Coral-Fort Myers, FL	Fort Myers	FL	15%	TIAA	278	278	$11.33	Bealls, Bealls Outlet, Ross Dress for Less, Stein Mart
28	Market Square	Cape Coral-Fort Myers, FL	Fort Myers	FL	15%	TIAA	119	406	$15.91	American Signature Furniture, Barnes & Noble (U), Cost Plus World Market (U), DSW, Michaels (U), Target (U), Total Wine & More
29	The Forum	Cape Coral-Fort Myers, FL	Fort Myers	FL	5%	BREDDR III	190	458	$14.91	Bed Bath & Beyond, Defy Extreme Air Sports, Home Depot (U), Ross Dress for Less, Staples, Target (U)
30	Shoppes at Paradise Pointe	Crestview-Fort Walton Beach-Destin, FL	Fort Walton Beach	FL	20%	DDRM	84	84	$12.04	Publix
31	Melbourne Shopping Center	Palm Bay-Melbourne-Titusville, FL	Melbourne	FL	100%		210	210	$7.37	Big Lots, Publix
32	Village Square at Golf	Miami-Fort Lauderdale-West Palm Beach, FL	Boynton Beach	FL	20%	DDRM	135	135	$15.57	Publix
33	Sheridan Square	Miami-Fort Lauderdale-West Palm Beach, FL	Dania	FL	20%	DDRM	67	67	$11.24	Walmart Neighborhood Market
34	Concourse Village	Miami-Fort Lauderdale-West Palm Beach, FL	Jupiter	FL	5%	BREDDR IV	134	134	$17.06	Ross Dress for Less, T.J. Maxx

SITE Centers Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
35	The Shops at Midtown Miami	Miami-Fort Lauderdale-West Palm Beach, FL	Miami	FL	100%		467	467	$19.96	Dick's Sporting Goods, HomeGoods, Marshalls, Nordstrom Rack, Ross Dress for Less, Target, west elm
36	River Run	Miami-Fort Lauderdale-West Palm Beach, FL	Miramar	FL	20%	DDRM	94	107	$13.65	Publix
37	Northlake Commons	Miami-Fort Lauderdale-West Palm Beach, FL	Palm Beach Gardens	FL	20%	DDRM	124	245	$14.78	Home Depot (U), Jo-Ann, Ross Dress for Less
38	Flamingo Falls	Miami-Fort Lauderdale-West Palm Beach, FL	Pembroke Pines	FL	20%	DDRM	109	148	$21.75	LA Fitness (U), The Fresh Market
39	The Fountains	Miami-Fort Lauderdale-West Palm Beach, FL	Plantation	FL	100%		430	489	$16.04	Dick's Sporting Goods, Jo-Ann, Kohl's, Marshalls/HomeGoods, Total Wine & More, Urban Air Trampoline & Adventure Park
40	Midway Plaza	Miami-Fort Lauderdale-West Palm Beach, FL	Tamarac	FL	20%	DDRM	228	228	$13.10	Publix, Ross Dress for Less
41	Carillon Place	Naples-Immokalee-Marco Island, FL	Naples	FL	100%		265	281	$15.15	Bealls Outlet, OfficeMax, Ross Dress for Less, T.J. Maxx, Walmart Neighborhood Market
42	Countryside Shoppes	Naples-Immokalee-Marco Island, FL	Naples	FL	20%	DDRM	74	74	$12.24	Aldi
43	Heather Island	Ocala, FL	Ocala	FL	20%	DDRM	71	71	$11.01	Publix
44	Casselberry Commons	Orlando-Kissimmee-Sanford, FL	Casselberry	FL	20%	DDRM	246	249	$14.17	Publix, Ross Dress for Less, Stein Mart, T.J. Maxx
45	Shoppes of Lake Mary	Orlando-Kissimmee-Sanford, FL	Lake Mary	FL	15%	TIAA	74	246	$24.00	Publix (U), Staples, Target (U)
46	Chickasaw Trail Shopping Center	Orlando-Kissimmee-Sanford, FL	Orlando	FL	20%	DDRM	75	81	$12.17	Publix
47	Lee Vista Promenade	Orlando-Kissimmee-Sanford, FL	Orlando	FL	100%		313	313	$16.37	Academy Sports, Beall's Outlet, Epic Theatres, HomeGoods, Michaels, Ross Dress for Less
48	Millenia Crossing	Orlando-Kissimmee-Sanford, FL	Orlando	FL	5%	BREDDR IV	100	100	$28.51	Nordstrom Rack
49	Skyview Plaza	Orlando-Kissimmee-Sanford, FL	Orlando	FL	20%	DDRM	263	263	$11.13	Badcock Home Furniture & More, dd's Discounts, Publix, Ross Dress for Less
50	Oviedo Park Crossing	Orlando-Kissimmee-Sanford, FL	Oviedo	FL	20%	DDRM	186	321	$11.09	Bed Bath & Beyond, Lowe's (U), Michaels, OfficeMax, Ross Dress for Less, T.J. Maxx
51	Winter Garden Village	Orlando-Kissimmee-Sanford, FL	Winter Garden	FL	100%		759	1,129	$19.97	Bealls, Bed Bath & Beyond, Best Buy, Burlington, Forever 21, Havertys, Jo-Ann, LA Fitness, Lowe's (U), Marshalls, PetSmart, Ross Dress for Less, Staples, Target (U)
52	Creekwood Crossing	North Port-Sarasota-Bradenton, FL	Bradenton	FL	20%	DDRM	235	397	$11.38	Bealls, Bealls Outlet, Big Lots, Lowe's (U)
53	Lake Brandon Plaza	Tampa-St. Petersburg-Clearwater, FL	Brandon	FL	100%		178	198	$13.96	Jo-Ann, Nordstrom Rack, Publix, Total Wine & More
54	Lake Brandon Village	Tampa-St. Petersburg-Clearwater, FL	Brandon	FL	100%		114	258	$14.74	buybuy BABY, Lowe's (U), PetSmart
55	The Collection at Brandon Boulevard	Tampa-St. Petersburg-Clearwater, FL	Brandon	FL	100%		218	218	$7.54	Chuck E. Cheese's, Kane Furniture
56	Shoppes at Golden Acres	Tampa-St. Petersburg-Clearwater, FL	New Port Richey	FL	20%	DDRM	131	131	$11.33	Publix
57	The Shoppes af Boot Ranch	Tampa-St. Petersburg-Clearwater, FL	Palm Harbor	FL	100%		52	229	$25.19	Publix (U), Target (U)
58	Nature Coast Commons	Tampa-St. Petersburg-Clearwater, FL	Spring Hill	FL	5%	BREDDR III	226	552	$14.63	Aldi, Best Buy, JCPenney (U), PetSmart, Ross Dress for Less, Walmart (U)
59	North Pointe Plaza	Tampa-St. Petersburg-Clearwater, FL	Tampa	FL	20%	DDRM	108	226	$13.97	Publix, Walmart (U)
60	The Shoppes at New Tampa	Tampa-St. Petersburg-Clearwater, FL	Wesley Chapel	FL	20%	DDRM	159	188	$15.69	Bealls, Office Depot (U), Publix
61	Brookhaven Plaza	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	20%	SAU	70	70	$20.22	Stein Mart
62	Cascade Corners	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	20%	SAU	67	67	$7.64	Kroger
63	Cascade Crossing	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	20%	SAU	63	63	$10.39	Publix
64	Perimeter Pointe	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	100%		353	353	$19.62	Dick's Sporting Goods, HomeGoods, LA Fitness, Regal Cinemas
65	Marketplace at Millcreek	Atlanta-Sandy Springs-Roswell, GA	Buford	GA	15%	TIAA	402	533	$13.99	2nd & Charles, Bed Bath & Beyond, Burlington, Costco (U), DSW, Marshalls, Michaels, PetSmart, REI, Ross Dress for Less, Stein Mart
66	Hickory Flat Village	Atlanta-Sandy Springs-Roswell, GA	Canton	GA	20%	SAU	74	88	$13.39	Publix
67	Riverstone Plaza	Atlanta-Sandy Springs-Roswell, GA	Canton	GA	20%	DDRM	308	335	$12.25	Bealls Outlet, Belk, Michaels, Publix, Ross Dress for Less
68	Cumming Marketplace	Atlanta-Sandy Springs-Roswell, GA	Cumming	GA	100%		311	709	$12.71	ApplianceSmart, Home Depot (U), Lowe's, Michaels, OfficeMax, Walmart (U)
69	Cumming Town Center	Atlanta-Sandy Springs-Roswell, GA	Cumming	GA	100%		311	311	$15.46	Ashley Furniture HomeStore, Best Buy, Dick's Sporting Goods, Staples, T.J. Maxx/HomeGoods
70	Sharon Greens	Atlanta-Sandy Springs-Roswell, GA	Cumming	GA	100%		98	101	$11.93	Kroger
71	Flat Shoals Crossing	Atlanta-Sandy Springs-Roswell, GA	Decatur	GA	20%	SAU	70	70	$10.42	Publix
72	Hairston Crossing	Atlanta-Sandy Springs-Roswell, GA	Decatur	GA	20%	DDRM	58	58	$10.97	—
73	Market Square	Atlanta-Sandy Springs-Roswell, GA	Douglasville	GA	100%		125	125	$10.80	Bargain Hunt

SITE Centers Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
74	Paradise Shoppes of Ellenwood	Atlanta-Sandy Springs-Roswell, GA	Ellenwood	GA	20%	DDRM	68	68	$11.27	—
75	Fayette Pavilion	Atlanta-Sandy Springs-Roswell, GA	Fayetteville	GA	15%	TIAA	1,242	1,506	$9.33

Bargain Hunt, Bealls Outlet, Bed Bath & Beyond, Belk, Big Lots, Cinemark, Dick's Sporting Goods, Forever 21, Hobby Lobby, Home Depot (U), Jo-Ann, Kohl's, Marshalls, PetSmart, Publix, Ross Dress for Less, Target (U), Walmart

76	Stonebridge Village	Atlanta-Sandy Springs-Roswell, GA	Flowery Branch	GA	5%	BREDDR III	157	504	$17.34	Home Depot (U), Kohl's (U), PetSmart, Ross Dress for Less, T.J. Maxx, Target (U)
77	Barrett Pavilion	Atlanta-Sandy Springs-Roswell, GA	Kennesaw	GA	15%	TIAA	459	584	$15.94	AMC Theatres, buybuy BABY, Jo-Ann, Old Navy, Ozone Billiards, REI, Target (U), Total Wine & More
78	Towne Center Prado	Atlanta-Sandy Springs-Roswell, GA	Marietta	GA	20%	DTP	287	287	$13.39	Publix, Ross Dress for Less, Stein Mart
79	Newnan Pavilion	Atlanta-Sandy Springs-Roswell, GA	Newnan	GA	15%	TIAA	468	468	$8.23	Academy Sports, Aldi, Home Depot, Kohl's, PetSmart, Ross Dress for Less, Sky Zone Trampoline Park
80	Sandy Plains Village	Atlanta-Sandy Springs-Roswell, GA	Roswell	GA	100%		174	174	$15.81	Movie Tavern
81	Heritage Pavilion	Atlanta-Sandy Springs-Roswell, GA	Smyrna	GA	15%	TIAA	256	256	$14.06	American Signature Furniture, Marshalls, PetSmart, Ross Dress for Less, T.J. Maxx
82	Presidential Commons	Atlanta-Sandy Springs-Roswell, GA	Snellville	GA	100%		376	376	$11.90	buybuy BABY, Home Depot, Jo-Ann, Kroger, Stein Mart
83	Deshon Plaza	Atlanta-Sandy Springs-Roswell, GA	Stone Mountain	GA	20%	SAU	64	64	$11.42	Publix
84	Johns Creek Town Center	Atlanta-Sandy Springs-Roswell, GA	Suwanee	GA	100%		293	293	$14.43	Kohl's, Michaels, PetSmart, Sprouts Farmers Market, Staples, Stein Mart
85	Cofer Crossing	Atlanta-Sandy Springs-Roswell, GA	Tucker	GA	20%	DDRM	136	278	$8.69	HomeGoods, Kroger, Walmart (U)
86	Woodstock Square	Atlanta-Sandy Springs-Roswell, GA	Woodstock	GA	15%	TIAA	219	400	$14.63	Kohl's, OfficeMax, Old Navy, Target (U)
87	Glynn Isles	Brunswick, GA	Brunswick	GA	5%	BREDDR III	193	517	$16.16	Ashley Furniture HomeStore (U), Dick's Sporting Goods, Lowe's (U), Michaels, Office Depot, PetSmart, Ross Dress for Less, Target (U)
88	Eisenhower Crossing	Macon-Bibb County, GA	Macon	GA	15%	TIAA	420	722	$10.33	Ashley Furniture HomeStore, Bed Bath & Beyond, Best Buy (U), Home Depot (U), Kroger, Marshalls, Michaels, Old Navy, Ross Dress for Less, Staples, Target (U)
89	3030 North Broadway	Chicago-Naperville-Elgin, IL-IN-WI	Chicago	IL	100%		132	132	$34.27	Mariano's, XSport Fitness
90	The Maxwell	Chicago-Naperville-Elgin, IL-IN-WI	Chicago	IL	100%		240	240	$26.79	Burlington, Dick's Sporting Goods, Nordstrom Rack, T.J. Maxx
91	Deer Park Town Center	Chicago-Naperville-Elgin, IL-IN-WI	Deer Park	IL	50%	OTHER	356	406	$31.52	Barnes & Noble (U), Century Theatre, Crate & Barrel, Gap
92	Woodfield Village Green	Chicago-Naperville-Elgin, IL-IN-WI	Schaumburg	IL	100%		516	682	$20.25	At Home, Bloomingdale's the Outlet Store, Container Store, Costco (U), HomeGoods, Marshalls, Michaels, Nordstrom Rack, PetSmart, Trader Joe's
93	Village Crossing	Chicago-Naperville-Elgin, IL-IN-WI	Skokie	IL	15%	TIAA	722	722	$18.58	Altitude Trampoline Park, AMC Theatres, Barnes & Noble, Bed Bath & Beyond, Best Buy, Dick's Sporting Goods, Jewel-Osco, Michaels, OfficeMax, PetSmart, Tuesday Morning
94	Brookside Marketplace	Chicago-Naperville-Elgin, IL-IN-WI	Tinley Park	IL	20%	DTP	317	602	$15.34	Best Buy, Dick's Sporting Goods, HomeGoods, Kohl's (U), Michaels, PetSmart, Ross Dress for Less, T.J. Maxx, Target (U)
95	Highland Grove Shopping Center	Chicago-Naperville-Elgin, IL-IN-WI	Highland	IN	20%	DDRM	312	541	$14.72	Best Buy (U), Burlington, Dick's Sporting Goods (U), Kohl's, Marshalls, Michaels, Target (U)
96	Merriam Village	Kansas City, MO-KS	Merriam	KS	100%		418	924	$14.40	Cinemark, Dick's Sporting Goods, Hobby Lobby, Home Depot (U), IKEA (U), Marshalls, OfficeMax, PetSmart
97	Harundale Plaza	Baltimore-Columbia-Towson, MD	Glen Burnie	MD	20%	OTHER	218	218	$9.78	Burlington, HomeGoods, Regency Furniture
98	Duvall Village	Washington-Arlington-Alexandria, DC-VA-MD-WV	Bowie	MD	100%		88	88	$20.18	—
99	Largo Town Center	Washington-Arlington-Alexandria, DC-VA-MD-WV	Upper Marlboro	MD	20%	OTHER	277	281	$15.55	Marshalls, Regency Furniture, Shoppers Food Warehouse
100	Gateway Center	Boston-Cambridge-Newton, MA-NH	Everett	MA	100%		354	640	$16.44	Costco (U), Home Depot, Michaels, Old Navy, Target (U), Total Wine & More
101	Shoppers World	Boston-Cambridge-Newton, MA-NH	Framingham	MA	100%		783	783	$24.76	A.C. Moore, AMC Theatres, Barnes & Noble, Best Buy, DSW, HomeSense, Kohl's, Macy's Furniture Gallery, Marshalls, Nordstrom Rack, PetSmart, Sierra Trading Post, T.J. Maxx
102	Riverdale Shops	Springfield, MA	West Springfield	MA	20%	DDRM	274	274	$14.98	Kohl's, Stop & Shop
103	Valley Center	Saginaw, MI	Saginaw	MI	5%	BREDDR III	409	419	$10.23	Barnes & Noble, Burlington, Dick's Sporting Goods, DSW, Michaels, PetSmart, T.J. Maxx
104	Independence Commons	Kansas City, MO-KS	Independence	MO	20%	DTP	386	403	$14.96	AMC Theatres, Barnes & Noble, Best Buy, Kohl's, Marshalls, Ross Dress for Less
105	The Promenade at Brentwood	St. Louis, MO-IL	Brentwood	MO	100%		338	338	$14.84	Bed Bath & Beyond, Micro Center, PetSmart, Target, Trader Joe's
106	East Hanover Plaza	New York-Newark-Jersey City, NY-NJ-PA	East Hanover	NJ	100%		98	359	$20.07	Costco (U), HomeGoods, HomeSense, Target (U)

SITE Centers Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
107	Edgewater Towne Center	New York-Newark-Jersey City, NY-NJ-PA	Edgewater	NJ	100%		78	78	$27.57	Whole Foods
108	Freehold Marketplace	New York-Newark-Jersey City, NY-NJ-PA	Freehold	NJ	100%		21	359	$33.27	Sam's Club (U), Walmart (U)
109	Lewandowski Commons	New York-Newark-Jersey City, NY-NJ-PA	Lyndhurst	NJ	20%	SAU	78	78	$22.88	Stop & Shop
110	Route 22 Retail Center	New York-Newark-Jersey City, NY-NJ-PA	Union	NJ	20%	DTP	112	237	$19.83	Dick's Sporting Goods, Target (U)
111	Consumer Centre	New York-Newark-Jersey City, NY-NJ-PA	West Long Branch	NJ	100%		292	292	$13.52	buybuy BABY, Dick's Sporting Goods, Home Depot, PetSmart
112	West Falls Plaza	New York-Newark-Jersey City, NY-NJ-PA	Woodland Park	NJ	20%	DDRM	91	91	$20.41	andThat!, Cost Plus World Market
113	Crossroads Plaza	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Lumberton	NJ	20%	DDRM	100	215	$18.92	Lowe's (U), ShopRite
114	Hamilton Marketplace	Trenton, NJ	Hamilton	NJ	100%		542	970	$18.69	Barnes & Noble, Bed Bath & Beyond, BJ's Wholesale Club (U), Kohl's, Lowe's (U), Michaels, Ross Dress for Less, ShopRite, Staples, Walmart (U)
115	Nassau Park Pavilion	Trenton, NJ	Princeton	NJ	100%		609	1,117	$17.36	Best Buy, buybuy BABY, Dick's Sporting Goods, Home Depot (U), HomeGoods, Michaels, PetSmart, Raymour & Flanigan, Target (U), Walmart (U), Wegmans
116	The Hub	New York-Newark-Jersey City, NY-NJ-PA	Hempstead	NY	5%	BREDDR IV	249	249	$12.03	Home Depot, Super Stop & Shop
117	Belgate Shopping Center	Charlotte-Concord-Gastonia, NC-SC	Charlotte	NC	100%		269	891	$14.16	Burlington, Cost Plus World Market, Furniture Row (U), Hobby Lobby, IKEA (U), Marshalls, Old Navy, PetSmart, T.J. Maxx, Walmart (U)
118	Carolina Pavilion	Charlotte-Concord-Gastonia, NC-SC	Charlotte	NC	100%		708	853	$13.84	AMC Theatres, Autozone, Bed Bath & Beyond, Big Lots, buybuy BABY, Conn's, Frontgate Outlet Store, Jo-Ann, Nordstrom Rack, Old Navy, Ross Dress for Less, Sears Outlet, Target (U), Value City Furniture
119	Cotswold Village	Charlotte-Concord-Gastonia, NC-SC	Charlotte	NC	100%		262	262	$22.79	Harris Teeter, Marshalls, PetSmart
120	The Shops at the Fresh Market	Charlotte-Concord-Gastonia, NC-SC	Cornelius	NC	100%		131	131	$12.19	Stein Mart, The Fresh Market
121	Birkdale Village	Charlotte-Concord-Gastonia, NC-SC	Huntersville	NC	15%	TIAA	300	388	$28.95	Barnes & Noble, Dick's Sporting Goods, Regal Cinemas (U)
122	Winslow Bay Commons	Charlotte-Concord-Gastonia, NC-SC	Mooresville	NC	15%	TIAA	268	442	$14.88	Dick's Sporting Goods, HomeGoods, Michaels, Ross Dress for Less, T.J. Maxx, Target (U)
123	Fayetteville Pavilion	Fayetteville, NC	Fayetteville	NC	20%	DDRM	274	274	$12.81	Christmas Tree Shops, Food Lion, Marshalls, Michaels, PetSmart
124	Shoppes at Oliver's Crossing	Greensboro-High Point, NC	Winston Salem	NC	20%	DDRM	77	77	$13.61	Lowes Foods
125	Meadowmont Village	Raleigh, NC	Chapel Hill	NC	20%	DDRM	132	132	$21.05	Harris Teeter
126	Clayton Corners	Raleigh, NC	Clayton	NC	20%	DDRM	126	126	$12.32	Lowes Foods
127	Sexton Commons	Raleigh, NC	Fuquay Varina	NC	20%	DDRM	49	49	$17.69	Harris Teeter
128	Alexander Place	Raleigh, NC	Raleigh	NC	15%	TIAA	198	408	$17.39	Kohl's, Walmart (U)
129	Poyner Place	Raleigh, NC	Raleigh	NC	20%	DTP	254	434	$17.20	Cost Plus World Market, Marshalls, Old Navy, Ross Dress for Less, Target (U)
130	University Centre	Wilmington, NC	Wilmington	NC	20%	DTP	418	525	$11.02	Bed Bath & Beyond, Lowe's, Old Navy, Ollie's Bargain Outlet, Ross Dress for Less, Sam's Club (U)
131	Kenwood Square	Cincinnati, OH-KY-IN	Cincinnati	OH	100%		427	461	$18.13	Dick's Sporting Goods, Macy's Furniture Gallery, Marshalls/HomeGoods, Michaels, T.J. Maxx, The Fresh Market
132	Western Hills Square	Cincinnati, OH-KY-IN	Cincinnati	OH	5%	BREDDR III	34	258	$12.67	Kroger (U), PetSmart, Walmart (U)
133	Waterstone Center	Cincinnati, OH-KY-IN	Mason	OH	100%		162	433	$15.98	Barnes & Noble, Best Buy, Costco (U), Michaels, Target (U)
134	Stow Community Center	Cleveland-Elyria, OH	Stow	OH	100%		401	503	$11.25	Bed Bath & Beyond, Giant Eagle, Hobby Lobby, Kohl's, OfficeMax, Target (U)
135	West Bay Plaza	Cleveland-Elyria, OH	Westlake	OH	100%		158	158	$18.97	Fresh Thyme Farmers Market, Marc's
136	Easton Market	Columbus, OH	Columbus	OH	100%		502	552	$15.35	Bed Bath & Beyond, buybuy BABY, DSW, HomeGoods, Marshalls, Michaels, Nordstrom Rack, PetSmart, Sierra Trading Post, Staples, T.J. Maxx, Value City Furniture
137	Hilliard Rome Commons	Columbus, OH	Columbus	OH	20%	DDRM	102	102	$18.76	—
138	Lennox Town Center	Columbus, OH	Columbus	OH	50%	OTHER	374	374	$12.91	AMC Theatres, Barnes & Noble, Marshalls, Staples, Target
139	Polaris Towne Center	Columbus, OH	Columbus	OH	100%		458	730	$16.62	Best Buy, Big Lots, Jo-Ann, Kroger, Lowe's (U), OfficeMax, T.J. Maxx, Target (U)
140	Sun Center	Columbus, OH	Columbus	OH	79%	OTHER	316	418	$15.45	Ashley Furniture HomeStore, Michaels, Staples, Stein Mart, Whole Foods
141	Perimeter Center	Columbus, OH	Dublin	OH	100%		136	136	$16.44	Giant Eagle

SITE Centers Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
142	Derby Square	Columbus, OH	Grove City	OH	20%	DDRM	125	134	$11.22	Giant Eagle
143	Powell Center	Columbus, OH	Lewis Center	OH	5%	BREDDR III	202	233	$13.38	Giant Eagle, HomeGoods, Marshalls, Michaels
144	North Towne Commons	Toledo, OH	Toledo	OH	100%		80	295		—
145	Springfield Commons	Toledo, OH	Toledo	OH	20%	DDRM	272	272	$10.91	Bed Bath & Beyond, Kohl's, Old Navy, Planet Fitness
146	Tanasbourne Town Center	Portland-Vancouver-Hillsboro, OR-WA	Hillsboro	OR	100%		309	570	$20.19	Barnes & Noble, Bed Bath & Beyond, Best Buy (U), Marshalls, Michaels, Nordstrom Rack (U), Office Depot, Ross Dress for Less, Sierra Trading Post, Target (U)
147	Southmont Plaza	Allentown-Bethlehem-Easton, PA-NJ	Easton	PA	5%	BREDDR IV	251	386	$15.60	Barnes & Noble, Bed Bath & Beyond, Best Buy, Dick's Sporting Goods, Lowe's (U), Michaels, Staples
148	Ashbridge Square	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Downingtown	PA	5%	BREDDR IV	386	386	$11.00	Best Buy, Christmas Tree Shops, Home Depot, Jo-Ann, Staples
149	Overlook at King of Prussia	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	King Of Prussia	PA	15%	TIAA	193	193	$28.96	Best Buy, Off 5th, United Artists Theatre
150	Warwick Center	Providence-Warwick, RI-MA	Warwick	RI	15%	TIAA	153	153	$18.35	Barnes & Noble, DSW
151	Ashley Crossing	Charleston-North Charleston, SC	Charleston	SC	20%	DTP	208	217	$10.28	Food Lion, Jo-Ann, Kohl's, Marshalls
152	Wando Crossing	Charleston-North Charleston, SC	Mount Pleasant	SC	100%		205	326	$13.85	Marshalls/HomeGoods, Michaels, Office Depot, T.J. Maxx, Walmart (U)
153	Columbiana Station	Columbia, SC	Columbia	SC	15%	TIAA	375	436	$16.20	buybuy BABY, Columbia Grand Theatre (U), Dick's Sporting Goods, Michaels, PetSmart
154	Midtowne Park	Greenville-Anderson-Mauldin, SC	Anderson	SC	5%	BREDDR III	167	174	$11.64	Dick's Sporting Goods, Kohl's, Staples
155	The Point	Greenville-Anderson-Mauldin, SC	Greenville	SC	20%	SAU	104	104	$17.59	REI, Whole Foods
156	The Plaza at Carolina Forest	Myrtle Beach-Conway-North Myrtle Beach, SC-NC	Myrtle Beach	SC	20%	SAU	138	141	$13.53	Kroger
157	Pavilion of Turkey Creek	Knoxville, TN	Knoxville	TN	15%	TIAA	282	663	$14.78	DSW, Hobby Lobby, OfficeMax, Old Navy, Ross Dress for Less, Target (U), Walmart (U)
158	Town & Country Commons	Knoxville, TN	Knoxville	TN	15%	TIAA	655	655	$11.02	Bargain Hunt, Best Buy, Conn's, Dick's Sporting Goods, Jo-Ann, Knoxville 16, Lowe's, Staples, Tuesday Morning
159	American Way	Memphis, TN-MS-AR	Memphis	TN	20%	SAU	110	110	$7.81	—
160	Crossroads Square	Morristown, TN	Morristown	TN	20%	SAU	70	95	$6.64	Bargain Hunt, OfficeMax (U)
161	Cool Springs Pointe	Nashville-Davidson-Murfreesboro-Franklin, TN	Brentwood	TN	100%		198	198	$15.68	Best Buy, Ross Dress for Less, Royal Furniture
162	Bellevue Place	Nashville-Davidson-Murfreesboro-Franklin, TN	Nashville	TN	15%	TIAA	77	192	$13.21	Bed Bath & Beyond, Home Depot (U), Planet Fitness
163	Eastchase Market	Dallas-Fort Worth-Arlington, TX	Fort Worth	TX	5%	BREDDR III	262	420	$11.69	Aldi (U), AMC Theatres, Burke's Outlet, Marshalls, Ross Dress for Less, Spec's Wine, Spirits, & Finer Foods, Target (U)
164	The Marketplace at Highland Village	Dallas-Fort Worth-Arlington, TX	Highland Village	TX	100%		207	451	$17.65	DSW, LA Fitness, Petco, T.J. Maxx/HomeGoods, Walmart (U)
165	Bandera Pointe	San Antonio-New Braunfels, TX	San Antonio	TX	100%		500	851	$13.06	Barnes & Noble, Gold's Gym, Jo-Ann, Kohl's (U), Lowe's, Old Navy, PetSmart, Ross Dress for Less, Spec's Wine, Spirits & Finer Foods (U), T.J. Maxx, Target (U), Urban Air Trampoline & Adventure Park
166	Terrell Plaza	San Antonio-New Braunfels, TX	San Antonio	TX	100%		108	243	$20.28	Ross Dress for Less, Target (U)
167	Village at Stone Oak	San Antonio-New Braunfels, TX	San Antonio	TX	100%		448	623	$21.53	Alamo Drafthouse Cinema, Hobby Lobby, HomeGoods, Target (U)
168	Creeks at Virginia Centre	Richmond, VA	Glen Allen	VA	15%	TIAA	266	266	$15.69	Barnes & Noble, Bed Bath & Beyond, Dick's Sporting Goods, Michaels, Ross Dress for Less
169	Commonwealth Center	Richmond, VA	Midlothian	VA	20%	DTP	166	166	$16.83	Michaels, Stein Mart, The Fresh Market
170	Downtown Short Pump	Richmond, VA	Richmond	VA	100%		126	252	$22.53	American Family Fitness (U), Barnes & Noble, Regal Cinemas, Skate Nation (U)
171	White Oak Village	Richmond, VA	Richmond	VA	5%	BREDDR III	432	956	$16.34	JCPenney, K&G Fashion Superstore, Lowes (U), Michaels, PetSmart, Publix, Target (U)
172	Kroger Plaza	Virginia Beach-Norfolk-Newport News, VA-NC	Virginia Beach	VA	20%	SAU	68	86	$3.92	Kroger
173	Fairfax Towne Center	Washington-Arlington-Alexandria, DC-VA-MD-WV	Fairfax	VA	100%		253	253	$20.13	Bed Bath & Beyond, Jo-Ann, Regal Cinemas, Safeway, T.J. Maxx
174	Springfield Center	Washington-Arlington-Alexandria, DC-VA-MD-WV	Springfield	VA	100%		177	177	$23.12	Barnes & Noble, Bed Bath & Beyond, DSW, Michaels, The Tile Shop
175	Apple Blossom Corners	Winchester, VA-WV	Winchester	VA	20%	DDRM	243	243	$11.66	Books-A-Million, HomeGoods, Kohl's, Martin's
176	Winchester Station	Winchester, VA-WV	Winchester	VA	5%	BREDDR III	175	409	$15.59	Bed Bath & Beyond, Michaels, Ross Dress for Less, Walmart (U)

SITE Centers Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
177	Orchards Market Center	Portland-Vancouver-Hillsboro, OR-WA	Vancouver	WA	100%		178	209	$16.55	Big 5 Sporting Goods (U), Jo-Ann, LA Fitness, Office Depot, Sportsman's Warehouse
			Total				44,317	60,627
Note: (U) indicates unowned. Anchors include tenants greater than 20K SF
BREDDR III - BRE DDR Retail Holdings III
BREDDR IV - BRE DDR Retail Holdings IV
DDRM - DDRM Properties
DTP - Dividend Trust Portfolio
SAU - DDR-SAU Retail Fund
TIAA - DDRTC Core Retail Fund

SITE Centers Corp.

Notable Accounting and Supplemental Policies

The information contained in the Quarterly Financial Supplement does not purport to disclose all items required by the accounting principles generally accepted in the United States of America (“GAAP”) and is unaudited information.  The Company’s Quarterly Financial Supplement should be read in conjunction with the Company’s Form 10-K and Form 10-Q.

Revenues

•	Percentage and overage rents are recognized after the tenants’ reported sales have exceeded the applicable sales breakpoint.
•	Tenant reimbursements are recognized in the period in which the expenses are incurred.
•	Lease termination fees are recognized upon termination of a tenant’s lease when the Company has no further obligations under the lease.

General and Administrative Expenses

•	General and administrative expenses include certain internal leasing salaries, legal salaries and related expenses associated with the leasing of space which are charged to operations as incurred.
•	The Company does not capitalize any executive officer compensation.
•

General and administrative expenses include executive property management compensation and related expenses.  Property management services’ direct compensation is reflected in operating and maintenance expenses.

Deferred Financing Costs

•

Costs incurred in obtaining term financing are included as a reduction of the related debt liability and costs incurred related to the revolving credit facilities are included in other assets on the consolidated balance sheets.  All costs are amortized on a straight-line basis over the term of the related debt agreement; such amortization is reflected as interest expense in the consolidated income statements.

Real Estate

•

Real estate assets are stated at cost less accumulated depreciation, which, in the opinion of management, is not in excess of the individual property's estimated undiscounted future cash flows, including estimated proceeds from disposition.

•	Construction in progress includes shopping center developments and significant expansions and redevelopments.
•	Acquisitions of a partner’s interest in an unconsolidated joint venture in which a change of control has occurred are recorded at fair value.
•	Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets as follows:

Buildings20 to 40 years

Building Improvements5 to 20 years

Furniture/Fixtures/ Shorter of economic life or lease terms

Tenant Improvements

Capitalization

•	Expenditures for maintenance and repairs are charged to operations as incurred. Renovations and expenditures that improve or extend the life of the asset are capitalized.
•

The Company capitalizes interest on funds used for the construction or expansion of shopping centers and certain construction administration costs.  Capitalization of interest and administration costs ceases when construction activities are completed and the property is available for occupancy by tenants or when activities are suspended.

•

Interest expense and real estate taxes incurred during construction are capitalized and depreciated over the building life.  The Company does not capitalize interest on land held for development which is on hold and is not undergoing any development activities.

SITE Centers Corp.

Notable Accounting and Supplemental Policies

Gains on Sales of Real Estate

•	Gains on sales of real estate generally related to the sale of outlots and land adjacent to existing shopping centers are recognized at closing when the earnings process is deemed to be complete.
•	Effective in 2015, the operating activity and the gains or losses on the sales of operating shopping centers are generally no longer reflected as discontinued operations.

Leasing Spreads

•

Leasing spreads are calculated by comparing the prior tenant's annual base rent in the final year of the old lease to the new tenant's annual base rent in the first year of the new lease.  The reported calculation, "Comparable", only includes deals executed within one year of the date that the prior tenant vacated.  "Non-comp" deals consist of deals not executed within one year of the date the prior tenant vacated, deals which resulted in a significant difference in size or deals for space which was vacant at acquisition.

Net Effective Rents

•

Net effective rents are calculated as a weighted average per rentable square foot over the lease term with full consideration for all costs associated with leasing the space rather than pro rata costs.  Landlord work represents property level improvements associated with the lease transactions; however, those improvements are attributed to the landlord's property value and typically extend the life of the asset in excess of the lease term.

SITE Centers Corp.

Non-GAAP Measures

Performance Measures

FFO and Operating FFO

The Company believes that Funds from Operations (“FFO”) and Operating FFO, both non-GAAP financial measures, provide additional and useful means to assess the financial performance of REITs.  FFO and Operating FFO are frequently used by the real estate industry, as well as securities analysts, investors and other interested parties, to evaluate the performance of REITs. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group.

FFO excludes GAAP historical cost depreciation and amortization of real estate and real estate investments, which assume that the value of real estate assets diminishes ratably over time.  Historically, however, real estate values have risen or fallen with market conditions, and many companies use different depreciable lives and methods.  Because FFO excludes depreciation and amortization unique to real estate and gains and losses from depreciable property dispositions, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, interest costs and acquisition, disposition and development activities.  This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP.

FFO is generally defined and calculated by the Company as net income (loss) (computed in accordance with GAAP), adjusted to exclude (i) preferred share dividends, (ii) gains and losses from disposition of depreciable real estate property and related investments, which are presented net of taxes, (iii) impairment charges on depreciable real estate property and related investments and (iv) certain non-cash items.  These non-cash items principally include real property depreciation and amortization of intangibles, equity income (loss) from joint ventures and equity income (loss) from non-controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis.  The Company’s calculation of FFO is consistent with the definition of FFO provided by the National Association of Real Estate Investment Trusts (“NAREIT”).

In December 2018, NAREIT issued NAREIT Funds From Operations White Paper - 2018 Restatement (“2018 FFO White Paper”).  The purpose of the 2018 White Paper was not to change the fundamental definition of FFO but clarify existing guidance and consolidate into a single document, alerts and policy bulletins issued by NAREIT since the last FFO white paper was issued in 2002.  The 2018 FFO White Paper is effective starting with first quarter 2019 reporting.  Although early adoption for the year ended 2018 is permitted, the Company plans to adopt any changes in its calculation in 2019 on a retrospective basis.  The Company is evaluating the clarifications in the 2018 FFO White Paper.  The potential changes to the Company’s calculation of FFO relate to the exclusion of gains or losses on the sale of land as well as related impairments, gains or losses from changes in control and the reserve adjustment of preferred equity interests.

The Company believes that certain charges, income and gains recorded in its operating results are not comparable or reflective of its core operating performance.  Operating FFO is useful to investors as the Company removes non-comparable charges, income and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio.  As a result, the Company also computes Operating FFO and discusses it with the users of its financial statements, in addition to other measures such as net income (loss) determined in accordance with GAAP and FFO.  Operating FFO is generally defined and calculated by the Company as FFO excluding certain charges, income and gains that management believes are not comparable and indicative of the results of the Company’s operating real estate portfolio.  Such adjustments include gains on the sale of and/or change in control of interests, gains/losses on the sale of non-depreciable real estate, impairments of non-depreciable real estate, investment reserves, gains/losses on the early extinguishment of debt, hurricane-related activity, certain transaction fee income, transaction costs and other restructuring type costs.  The disclosure of these adjustments is regularly requested by users of the Company’s financial statements.  The adjustment for these charges, income and gains may not be comparable to how other REITs or real estate companies calculate their results of operations, and the Company’s calculation of Operating FFO differs from NAREIT’s definition of FFO.  Additionally, the Company provides no assurances that these charges, income and gains are non-recurring.  These charges, income and gains could be reasonably expected to recur in future results of operations.

These measures of performance are used by the Company for several business purposes and by other REITs.  The Company uses FFO and/or Operating FFO in part (i) as a disclosure to improve the understanding of the Company’s operating results among the investing public, (ii) as a measure of a real estate asset’s performance, (iii) to influence acquisition, disposition and capital investment strategies and (iv) to compare the Company’s performance to that of other publicly traded shopping center REITs.  For the reasons described above, management believes that FFO and

SITE Centers Corp.

Non-GAAP Measures

Operating FFO provide the Company and investors with an important indicator of the Company’s operating performance.  They provide recognized measures of performance other than GAAP net income, which may include non-cash items (often significant).  Other real estate companies may calculate FFO and Operating FFO in a different manner.

In calculating the expected range for or amount of net (loss) income attributable to common shareholders to estimate projected FFO and Operating FFO for future periods, the Company does not include a projection of gain and losses from the disposition of real estate property, potential impairments and reserves of real estate property and related investments, hurricane-related activity, certain transaction costs or certain fee income.  Other real estate companies may calculate expected FFO and Operating FFO in a different manner.

Management recognizes the limitations of FFO and Operating FFO when compared to GAAP’s net income.  FFO and Operating FFO do not represent amounts available for dividends, capital replacement or expansion, debt service obligations or other commitments and uncertainties.  Management does not use FFO or Operating FFO as an indicator of the Company’s cash obligations and funding requirements for future commitments, acquisitions or development activities.  Neither FFO nor Operating FFO represents cash generated from operating activities in accordance with GAAP, and neither is necessarily indicative of cash available to fund cash needs.  Neither FFO nor

Operating FFO should be considered an alternative to net income (computed in accordance with GAAP) or as an alternative to cash flow as a measure of liquidity.  FFO and Operating FFO are simply used as additional indicators of the Company’s operating performance.  The Company believes that to further understand its performance, FFO and Operating FFO should be compared with the Company’s reported net income (loss) and considered in addition to cash flows determined in accordance with GAAP, as presented in its condensed consolidated financial statements.  Reconciliations of these measures to their most directly comparable GAAP measure of net income (loss) have been provided herein.

Net Operating Income (“NOI”) and Same Store Net Operating Income (“SSNOI”)

The Company uses NOI, which is a non-GAAP financial measure, as a supplemental performance measure.  NOI is calculated as property revenues less property-related expenses.  The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and, when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis.

The Company also presents NOI information on a same store basis, or SSNOI.  The Company defines SSNOI as property revenues less property-related expenses, which exclude straight-line rental income and expenses, lease termination income, management fee expense, fair market value of leases and expense recovery adjustments.  SSNOI also excludes activity associated with development and major redevelopment and includes assets owned in comparable periods (15 months for quarter comparisons).  In addition, SSNOI excludes all non-property and corporate level revenue and expenses.  Other real estate companies may calculate NOI and SSNOI in a different manner.  The Company believes SSNOI provides investors with additional information regarding the operating performances of comparable assets because it excludes certain non-cash and non-comparable items as noted above.  SSNOI is frequently used by the real estate industry, as well as securities analysts, investors and other interested parties, to evaluate the performance of REITs.

The Company believes that SSNOI is not, and is not intended to be, a presentation in accordance with GAAP.  SSNOI information has its limitations as it excludes any capital expenditures associated with the re-leasing of tenant space or as needed to operate the assets.  SSNOI does not represent amounts available for dividends, capital replacement or expansion, debt service obligations or other commitments and uncertainties.  Management does not use SSNOI as an indicator of the Company’s cash obligations and funding requirements for future commitments, acquisitions or development activities.  SSNOI does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs.  SSNOI should not be considered as an alternative to net income (computed in accordance with GAAP) or as an alternative to cash flow as a measure of liquidity.  A reconciliation of SSNOI to its most directly comparable GAAP measure of net income (loss) has been provided in the Press Release and this section.  Reconciliations of 2018 and 2019 SSNOI projected growth targets to the most directly comparable GAAP financial measure are not provided because the Company is unable to provide such reconciliations without reasonable effort.

SITE Centers Corp.

Reconciliation of Net Income (Loss) Attributable to SITE to Same Store NOI (1)

Other Measures

SITE Pro Rata Share Financial Information

The Company believes that the SITE pro rata share of its joint ventures presented in the quarterly supplement is not, and is not intended to be, a presentation in accordance with GAAP.  SITE share financial information is frequently used by the real estate industry including securities analysts, investors and other interested parties to evaluate the performance of SITE compared to other REITs.  Other real estate companies may calculate such information in a different manner.

SITE does not control the unconsolidated joint ventures and the presentations of SITE JV Pro Rata Adjustments of the unconsolidated joint ventures presented in the quarterly supplement do not represent the Company’s legal claim to such items.  The Company provides this information because the Company believes it assists investors and analysts in estimating the effective interest in SITE’s unconsolidated joint ventures when read in conjunction with the Company’s reported results under GAAP.  The presentation of this information has limitations as an analytical tool.  Because of the limitations, this information should not be considered in isolation or as a substitute for the Company’s financial statements as reported under GAAP.

Debt/Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA)

The Company uses the ratio Debt to Adjusted EBITDA (“Debt/Adjusted EBITDA”) as it believes it provides a meaningful metric as it relates to the Company’s ability to meet various leverage tests for the corresponding periods.

The Components of Debt/Adjusted EBITDA include net effective debt divided by adjusted EBITDA (annualized), as opposed to net income determined in accordance with GAAP.  Adjusted EBITDA is calculated as net income attributable to SITE before interest, income taxes, depreciation and amortization and further adjusted to eliminate the impact of certain items that the Company does not consider indicative of its ongoing performance.  Net effective debt is calculated as the Company’s consolidated debt outstanding excluding unamortized loan costs and fair market value adjustments, less cash and restricted cash as of the balance sheet date presented.  Such amounts are calculated at the Company’s proportionate share of ownership.

Adjusted EBITDA should not be considered as an alternative to earnings as an indicator of the Company’s financial performance, or an alternative to cash flow from operating activities as a measure of liquidity.  The Company’s calculation of Adjusted EBITDA may differ from the methodology utilized by other companies.  Investors are cautioned that items excluded from Adjusted EBITDA are significant components in understanding and assessing the Company’s financial condition.  A reconciliation of Adjusted EBITDA and net effective debt used in the Debt/Adjusted EBITDA ratio to their most directly comparable GAAP measures of net income (loss) and debt has been provided in the Debt Summary section.

SITE Centers Corp.

Portfolio Summary at 100%

GLA in thousands
	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Shopping Center Summary
Operating Centers – 100%	177	182	193	208	223
Wholly Owned - SITE	70	78	78	82	86
JV Portfolio	107	104	115	126	137

Owned and Ground Lease GLA – 100%	44,317	45,241	46,677	48,782	50,935
Wholly Owned - SITE	19,616	22,867	22,884	23,535	24,476
JV Portfolio – 100%	24,701	22,374	23,793	25,247	26,459
Unowned GLA – 100%	16,311	16,578	17,973	19,847	20,994

Quarterly Operational Overview
SITE (100%)
Base Rent PSF	$16.38	$16.23	$16.14	$15.97	$15.88
Base Rent PSF < 10K	$25.68	$25.54	$25.46	$25.08	$24.85
Base Rent PSF > 10K	$13.70	$13.56	$13.49	$13.37	$13.25
Commenced Rate	90.7%	90.9%	91.2%	91.2%	91.5%
Leased Rate	93.1%	92.8%	93.1%	93.3%	93.3%
Leased Rate < 10K SF	88.1%	88.2%	87.8%	87.7%	88.2%
Leased Rate > 10K SF	94.7%	94.2%	94.8%	95.0%	95.0%

Joint Venture (100%)
Base Rent PSF	$14.84	$14.63	$14.63	$14.54	$14.50
Leased Rate	93.6%	93.0%	93.1%	92.9%	93.1%
Leased Rate < 10K SF	87.0%	85.8%	85.0%	85.4%	86.4%
Leased Rate > 10K SF	95.7%	95.4%	95.8%	95.6%	95.5%

SITE Centers Corp.

Leasing Summary

Wholly Owned at 100%

Leasing Activity
	Comparable Pool						Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread	Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
4Q18	5	35,104	$19.28	$16.40	17.6%	9.2	23	242,664	$19.35	9.6
3Q18	12	34,286	$29.33	$24.01	22.2%	8.0	29	240,807	$25.55	14.0
2Q18	12	83,572	$17.84	$14.02	27.2%	6.4	31	286,555	$18.52	9.3
1Q18	10	41,463	$25.10	$19.44	29.1%	8.1	19	140,538	$19.32	9.0
	39	194,425	$21.68	$17.37	24.8%	7.7	102	910,564	$20.72	10.9

Renewals
4Q18	27	297,740	$16.59	$15.67	5.9%	5.1	27	297,740	$16.59	5.1
3Q18	77	937,997	$17.31	$15.92	8.7%	6.1	77	937,997	$17.31	6.1
2Q18	64	739,093	$15.72	$14.84	5.9%	5.2	64	739,093	$15.72	5.2
1Q18	42	383,686	$16.02	$15.02	6.7%	5.2	42	383,686	$16.02	5.2
	210	2,358,516	$16.51	$15.41	7.1%	5.6	210	2,358,516	$16.51	5.6

New + Renewals
4Q18	32	332,844	$16.87	$15.75	7.1%	5.6	50	540,404	$17.83	7.3
3Q18	89	972,283	$17.74	$16.21	9.4%	6.3	106	1,178,804	$19.00	8.3
2Q18	76	822,665	$15.94	$14.76	8.0%	5.3	95	1,025,648	$16.50	6.5
1Q18	52	425,149	$16.90	$15.45	9.4%	5.6	61	524,224	$16.90	6.3
	249	2,552,941	$16.91	$15.56	8.7%	5.8	312	3,269,080	$17.69	7.3

Net Effective Rents
		Avg	Capex PSF				NER	Wtd Avg
	GLA	Rent PSF	TA	LL Work	LC	Total	PSF	Term (Years)
New Leases
4Q18	85,285	$25.85	$4.20	$4.55	$0.69	$9.44	$16.41	8.9
3Q18	111,786	$22.24	$4.08	$2.04	$0.53	$6.65	$15.59	8.5
2Q18	246,658	$19.32	$1.13	$7.48	$0.49	$9.10	$10.22	8.7
1Q18	133,496	$20.45	$1.27	$3.15	$0.56	$4.98	$15.47	8.9
	577,225	$21.11	$2.18	$4.99	$0.54	$7.71	$13.40	8.8

Renewals
4Q18	297,740	$16.92	$0.05	$0.00	$0.00	$0.05	$16.87	5.1
3Q18	937,997	$17.67	$0.80	$0.00	$0.00	$0.80	$16.87	6.1
2Q18	739,093	$15.92	$0.08	$0.00	$0.00	$0.08	$15.84	5.2
1Q18	383,686	$16.17	$0.01	$0.00	$0.00	$0.01	$16.16	5.2
	2,358,516	$16.78	$0.38	$0.00	$0.00	$0.38	$16.40	5.6

New + Renewals
4Q18	383,025	$18.91	$1.36	$1.44	$0.22	$3.02	$15.89	6.3
3Q18	1,049,783	$18.15	$1.26	$0.29	$0.07	$1.62	$16.53	6.4
2Q18	985,751	$16.77	$0.45	$2.63	$0.17	$3.25	$13.52	6.2
1Q18	517,182	$17.27	$0.47	$1.15	$0.20	$1.82	$15.45	6.3
	2,935,741	$17.63	$0.86	$1.36	$0.15	$2.37	$15.26	6.3

SITE Centers Corp.

Leasing Summary

Unconsolidated Joint Ventures at 100%

Leasing Activity
	Comparable Pool						Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread	Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
4Q18	17	172,265	$16.60	$12.99	27.8%	10.0	34	273,978	$15.10	9.1
3Q18	16	54,851	$20.77	$19.75	5.2%	6.7	34	150,371	$17.00	7.7
2Q18	14	141,437	$14.14	$11.91	18.7%	7.7	27	210,250	$14.89	8.2
1Q18	23	85,221	$19.51	$19.47	0.2%	6.7	38	171,067	$17.48	7.5
	70	453,774	$16.88	$14.69	14.9%	8.2	133	805,666	$15.91	8.2

Renewals
4Q18	59	524,670	$14.62	$14.37	1.7%	4.8	59	524,670	$14.62	4.8
3Q18	87	935,780	$14.44	$14.11	2.3%	5.4	87	935,780	$14.44	5.4
2Q18	91	676,137	$14.79	$14.70	0.6%	5.0	91	676,137	$14.79	5.0
1Q18	85	656,262	$15.67	$14.93	5.0%	5.4	85	656,262	$15.67	5.4
	322	2,792,849	$14.85	$14.49	2.5%	5.2	322	2,792,849	$14.85	5.2

New + Renewals
4Q18	76	696,935	$15.11	$14.03	7.7%	6.2	93	798,648	$14.78	6.3
3Q18	103	990,631	$14.79	$14.42	2.6%	5.5	121	1,086,151	$14.80	5.7
2Q18	105	817,574	$14.68	$14.21	3.3%	5.4	118	886,387	$14.81	5.7
1Q18	108	741,483	$16.11	$15.45	4.3%	5.6	123	827,329	$16.04	5.9
	392	3,246,623	$15.13	$14.52	4.2%	5.7	455	3,598,515	$15.08	5.9

Net Effective Rents
		Avg	Capex PSF				NER	Wtd Avg
	GLA	Rent PSF	TA	LL Work	LC	Total	PSF	Term (Years)
New Leases
4Q18	273,978	$15.87	$2.39	$2.85	$0.52	$5.76	$10.11	9.1
3Q18	150,371	$18.28	$2.55	$3.24	$0.56	$6.35	$11.93	7.7
2Q18	210,250	$15.71	$2.02	$3.58	$0.31	$5.91	$9.80	8.2
1Q18	171,067	$18.24	$2.95	$3.19	$0.82	$6.96	$11.28	7.5
	805,666	$16.78	$2.44	$3.19	$0.53	$6.16	$10.62	8.2

Renewals
4Q18	524,670	$14.73	$0.00	$0.01	$0.00	$0.01	$14.72	4.8
3Q18	935,780	$14.57	$0.41	$0.02	$0.01	$0.44	$14.13	5.4
2Q18	676,137	$15.10	$0.08	$0.01	$0.00	$0.09	$15.01	5.0
1Q18	656,262	$15.86	$0.18	$0.01	$0.00	$0.19	$15.67	5.4
	2,792,849	$15.03	$0.20	$0.01	$0.01	$0.22	$14.81	5.2

New + Renewals
4Q18	798,648	$15.12	$1.20	$1.43	$0.26	$2.89	$12.23	6.3
3Q18	1,086,151	$15.08	$0.80	$0.62	$0.12	$1.54	$13.54	5.7
2Q18	886,387	$15.24	$0.73	$1.21	$0.10	$2.04	$13.20	5.7
1Q18	827,329	$16.35	$0.91	$0.85	$0.22	$1.98	$14.37	5.9
	3,598,515	$15.42	$0.90	$1.00	$0.17	$2.07	$13.35	5.9

SITE Centers Corp.

Lease Expirations

Wholly Owned at 100%; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	1	14	$374	$26.71	0.2%	25	85	$1,861	$21.89	2.0%	26	99	$2,235	$22.58	0.8%
2019	20	678	7,898	$11.65	4.1%	134	345	9,497	$27.53	10.1%	154	1,023	17,395	$17.00	6.1%
2020	43	1,218	18,795	$15.43	9.8%	157	463	12,286	$26.54	13.0%	200	1,681	31,081	$18.49	10.9%
2021	55	1,504	22,651	$15.06	11.8%	164	464	12,390	$26.70	13.2%	219	1,968	35,041	$17.81	12.3%
2022	67	2,004	30,709	$15.32	16.0%	177	509	14,801	$29.08	15.7%	244	2,513	45,510	$18.11	15.9%
2023	74	2,216	32,164	$14.51	16.8%	166	517	14,892	$28.80	15.8%	240	2,733	47,056	$17.22	16.5%
2024	60	1,739	24,293	$13.97	12.7%	88	266	7,589	$28.53	8.1%	148	2,005	31,882	$15.90	11.2%
2025	28	709	12,430	$17.53	6.5%	47	144	4,370	$30.35	4.6%	75	853	16,800	$19.70	5.9%
2026	22	536	8,417	$15.70	4.4%	52	197	6,122	$31.08	6.5%	74	733	14,539	$19.83	5.1%
2027	20	571	11,169	$19.56	5.8%	43	149	4,231	$28.40	4.5%	63	720	15,400	$21.39	5.4%
2028	17	540	7,863	$14.56	4.1%	41	152	4,593	$30.22	4.9%	58	692	12,456	$18.00	4.4%
Thereafter	17	696	14,795	$21.26	7.7%	16	62	1,569	$25.31	1.7%	33	758	16,364	$21.59	5.7%
Total	424	12,425	$191,558	$15.42	100.0%	1,110	3,353	$94,201	$28.09	100.0%	1,534	15,778	$285,759	$18.11	100.0%

Assumes all lease options are exercised

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	1	14	$374	$26.71	0.2%	24	83	$1,790	$21.57	1.9%	25	97	$2,164	$22.31	0.8%
2019	8	170	1,964	$11.55	1.0%	83	207	5,657	$27.33	6.0%	91	377	7,621	$20.21	2.7%
2020	9	243	2,888	$11.88	1.5%	85	231	6,520	$28.23	6.9%	94	474	9,408	$19.85	3.3%
2021	10	207	3,964	$19.15	2.1%	93	220	6,150	$27.95	6.5%	103	427	10,114	$23.69	3.5%
2022	12	253	4,517	$17.85	2.4%	88	229	6,511	$28.43	6.9%	100	482	11,028	$22.88	3.9%
2023	3	58	1,759	$30.33	0.9%	80	217	5,997	$27.64	6.4%	83	275	7,756	$28.20	2.7%
2024	8	166	2,530	$15.24	1.3%	82	191	5,923	$31.01	6.3%	90	357	8,453	$23.68	3.0%
2025	7	144	2,193	$15.23	1.1%	67	182	5,222	$28.69	5.5%	74	326	7,415	$22.75	2.6%
2026	9	177	3,942	$22.27	2.1%	62	187	5,574	$29.81	5.9%	71	364	9,516	$26.14	3.3%
2027	11	241	4,714	$19.56	2.5%	71	198	6,178	$31.20	6.6%	82	439	10,892	$24.81	3.8%
2028	21	440	5,802	$13.19	3.0%	73	223	6,602	$29.61	7.0%	94	663	12,404	$18.71	4.3%
Thereafter	325	10,312	156,911	$15.22	81.9%	302	1,185	32,077	$27.07	34.1%	627	11,497	188,988	$16.44	66.1%
Total	424	12,425	$191,558	$15.42	100.0%	1,110	3,353	$94,201	$28.09	100.0%	1,534	15,778	$285,759	$18.11	100.0%

Note: Excludes ground leases

SITE Centers Corp.

Lease Expirations

Unconsolidated Joint Ventures at 100%; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	0	0	$0	$0.00	0.0%	39	93	$2,172	$23.35	1.9%	39	93	$2,172	$23.35	0.7%
2019	35	1,393	16,335	$11.73	8.5%	209	551	12,394	$22.49	11.0%	244	1,944	28,729	$14.78	9.4%
2020	69	2,069	23,336	$11.28	12.2%	268	674	15,457	$22.93	13.7%	337	2,743	38,793	$14.14	12.7%
2021	88	2,842	34,231	$12.04	17.9%	289	756	18,729	$24.77	16.6%	377	3,598	52,960	$14.72	17.4%
2022	83	2,609	30,422	$11.66	15.9%	255	757	17,730	$23.42	15.7%	338	3,366	48,152	$14.31	15.8%
2023	79	2,087	25,021	$11.99	13.0%	255	756	17,934	$23.72	15.9%	334	2,843	42,955	$15.11	14.1%
2024	64	1,906	22,356	$11.73	11.7%	125	448	10,369	$23.15	9.2%	189	2,354	32,725	$13.90	10.7%
2025	20	637	8,554	$13.43	4.5%	56	196	4,660	$23.78	4.1%	76	833	13,214	$15.86	4.3%
2026	22	463	5,308	$11.46	2.8%	40	143	3,552	$24.84	3.1%	62	606	8,860	$14.62	2.9%
2027	20	557	8,091	$14.53	4.2%	47	155	4,285	$27.65	3.8%	67	712	12,376	$17.38	4.1%
2028	26	735	9,172	$12.48	4.8%	55	173	4,727	$27.32	4.2%	81	908	13,899	$15.31	4.6%
Thereafter	16	661	8,941	$13.53	4.7%	9	33	886	$26.85	0.8%	25	694	9,827	$14.16	3.2%
Total	522	15,959	$191,767	$12.02	100.0%	1,647	4,735	$112,895	$23.84	100.0%	2,169	20,694	$304,662	$14.72	100.0%

Assumes all lease options are exercised

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	0	0	0	$0.00	0.0%	32	76	$1,796	$23.63	1.6%	32	76	$1,796	$23.63	0.6%
2019	6	259	1,605	$6.20	0.8%	142	340	7,758	$22.82	6.9%	148	599	9,363	$15.63	3.1%
2020	16	319	3,976	$12.46	2.1%	158	347	8,092	$23.32	7.2%	174	666	12,068	$18.12	4.0%
2021	10	188	2,500	$13.30	1.3%	185	434	10,941	$25.21	9.7%	195	622	13,441	$21.61	4.4%
2022	13	372	4,985	$13.40	2.6%	140	362	8,582	$23.71	7.6%	153	734	13,567	$18.48	4.5%
2023	13	284	4,268	$15.03	2.2%	173	436	10,606	$24.33	9.4%	186	720	14,874	$20.66	4.9%
2024	10	183	2,490	$13.61	1.3%	109	310	7,395	$23.85	6.6%	119	493	9,885	$20.05	3.2%
2025	14	248	3,646	$14.70	1.9%	87	240	5,351	$22.30	4.7%	101	488	8,997	$18.44	3.0%
2026	14	265	3,752	$14.16	2.0%	77	194	4,600	$23.71	4.1%	91	459	8,352	$18.20	2.7%
2027	12	272	2,856	$10.50	1.5%	100	280	7,249	$25.89	6.4%	112	552	10,105	$18.31	3.3%
2028	19	422	5,396	$12.79	2.8%	95	287	6,970	$24.29	6.2%	114	709	12,366	$17.44	4.1%
Thereafter	395	13,147	156,293	$11.89	81.5%	349	1,429	33,555	$23.48	29.7%	744	14,576	189,848	$13.02	62.3%
Total	522	15,959	$191,767	$12.02	100.0%	1,647	4,735	$112,895	$23.84	100.0%	2,169	20,694	$304,662	$14.72	100.0%

Note: Excludes ground leases

SITE CENTERS INVESTOR RELATIONS DEPARTMENT 3300 Enterprise Pkwy, Beachwood, OH 44122   O: 216-755-5500   F: 216-755-1500 sitecenters.com • NYSE: SITC